UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

(Amendment No.     )

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NMT Medical, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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27 WORMWOOD STREET

BOSTON, MASSACHUSETTS 02210-1625

April 30, 2007

Dear Stockholder:

You are cordially invited to attend the 2007 Annual Meeting of Stockholders (the “Annual Meeting”) of NMT Medical, Inc. to be held at 1:00 p.m., local time, on Thursday, June 21, 2007 at the Flagship Ballroom at the Seaport Hotel, One Seaport Lane, Boston, Massachusetts 02210.

On the pages after this letter you will find the notice of the Annual Meeting, which lists the matters to be considered at the Annual Meeting, and the proxy statement, which describes the matters listed in the notice. We have also enclosed your proxy card and our annual report for the year ended December 31, 2006.

We hope you will be able to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, it is important that your shares are represented. Therefore, you are urged to promptly mark, sign, date and return the enclosed proxy card in the postage-prepaid envelope enclosed for that purpose, or to vote by telephone or via the Internet, pursuant to the instructions in this proxy statement. This will ensure your proper representation at the Annual Meeting.

Thank you for your ongoing support and continued interest in NMT Medical, Inc.

Sincerely,

John E. Ahern

President, Chief Executive Officer and Chairman

NMT MEDICAL, INC.

27 WORMWOOD STREET

BOSTON, MASSACHUSETTS 02210-1625

NOTICE OF 2007 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON THURSDAY, JUNE 21, 2007

To the Stockholders of NMT Medical, Inc.:

The 2007 Annual Meeting of Stockholders (the “Annual Meeting”) of NMT Medical, Inc., a Delaware corporation (the “Company”), will be held at the Flagship Ballroom at the Seaport Hotel, One Seaport Lane, Boston, Massachusetts 02210, on Thursday, June 21, 2007 at 1:00 p.m., local time, to consider and act upon the following matters:

1.	To elect six members of the Board of Directors, each to serve for a term expiring at the 2008 Annual Meeting of Stockholders;

2.	To approve the 2007 Stock Incentive Plan;

3.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007; and

4.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

These items of business are more fully described in the proxy statement accompanying this notice. Only stockholders of record at the close of business on April 24, 2007 are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or adjournments thereof. A complete list of such stockholders will be open to the examination of any stockholder at the Company’s principal executive offices at 27 Wormwood Street, Boston, Massachusetts 02110-1625, during ordinary business hours, for a period of ten days prior to the Annual Meeting as well as on the day of the Annual Meeting. The Annual Meeting may be adjourned from time to time without notice other than by announcement at the Annual Meeting. All stockholders are invited to attend the Annual Meeting in person.

By Order of the Board of Directors,

Richard E. Davis, Secretary

Boston, Massachusetts

April 30, 2007

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE (OR VOTE YOUR SHARES OVER THE INTERNET OR BY TELEPHONE) IN ORDER TO ENSURE REPRESENTATION OF YOUR SHARES AT THE ANNUAL MEETING. NO POSTAGE NEED BE AFFIXED IF THE PROXY IS MAILED IN THE UNITED STATES.

NMT MEDICAL, INC.

PROXY STATEMENT

NMT MEDICAL, INC.

27 Wormwood Street

Boston, Massachusetts 02210-1625

PROXY STATEMENT

GENERAL

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of NMT Medical, Inc. (also referred to in this proxy statement as the “Company,” “NMT Medical,” “we” or “us”) for use at the 2007 Annual Meeting of Stockholders to be held at the Flagship Ballroom at the Seaport Hotel, One Seaport Lane, Boston, Massachusetts 02210, on Thursday, June 21, 2007 at 1:00 p.m., local time, and at any adjournment of that meeting (the “Annual Meeting”). All proxies will be voted in accordance with the stockholders’ instructions and, if no choice is specified, the proxies will be voted in favor of the matters set forth in the accompanying notice of meeting. Any proxy may be revoked by a stockholder at any time before its exercise by delivery of a written revocation or a subsequently dated proxy to the Secretary of the Company or by voting in person at the Annual Meeting.

At the close of business on April 24, 2007, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were outstanding and entitled to vote an aggregate of 12,902,745 shares of common stock of the Company, par value $.001 per share, which we refer to as the common stock, constituting all of the outstanding voting stock of the Company. Each share of common stock entitles the record holder to one vote on each of the matters to be voted upon at the Annual Meeting.

The Company’s annual report for the year ended December 31, 2006 is being mailed to stockholders with the mailing of this notice and proxy statement and the enclosed proxy on or about May 15, 2007.

A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, as filed with the Securities and Exchange Commission, which we refer to as the Commission or the SEC, will be furnished without charge to any stockholder upon written request to the Secretary, NMT Medical, Inc., 27 Wormwood Street, Boston, Massachusetts 02210-1625.

HOW TO VOTE YOUR SHARES

You may vote your shares at the Annual Meeting in person, by proxy, over the Internet, or by telephone:

•	To vote in person, you must attend the Annual Meeting, and then complete and submit the ballot provided at the Annual Meeting.

•

To vote by proxy, you must mark, sign and date the enclosed proxy card and then mail the proxy card in the enclosed postage-paid envelope. Your proxy will be valid only if you complete and return the proxy card before the Annual Meeting. By completing and returning the proxy card, you will direct the designated persons to vote your shares at the Annual Meeting in the manner you specify in the proxy card. If you complete the proxy card but do not provide voting instructions, then the designated persons will vote your shares FOR the election of the nominated directors, FOR the approval of the Company’s 2007 Stock Incentive Plan and FOR ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007.

•	To vote over the Internet, if you have Internet access, you may vote your shares from any location in the world by following the “Vote-by-Internet” instructions set forth on the enclosed proxy card.

•	To vote by telephone, you may vote your shares by following the “Vote-by-Telephone” instructions set forth on the enclosed proxy card.

PROPOSALS

The proposals being presented for stockholder action are set forth on the proxy card accompanying this proxy statement and are discussed in detail on the following pages. Shares you maintain voting power over that are represented by proxy will be voted at the Annual Meeting in accordance with your instructions indicated on the attached proxy card, whether executed by you or through Internet or telephonic voting.

The first proposal is to elect six directors, each to serve for a term expiring at the 2008 Annual Meeting of Stockholders. You may grant or withhold authority to vote your shares to elect all six nominees by marking the appropriate box on the proxy card. Should you desire to withhold authority to vote for one or more nominees, please identify the exceptions as instructed on the proxy card. Your shares will be voted as you indicate on the proxy card, whether executed by you or through Internet or telephonic voting. If you sign and return your proxy card and make no indication on the proxy card concerning this item, your shares will be voted “FOR” electing all six nominees named in this proxy statement.

The second proposal is to approve the Company’s 2007 Stock Incentive Plan. You are provided the opportunity on the proxy card to vote for or against this proposal or to abstain from voting with respect to this proposal. Your shares will be voted as you indicate on the proxy card, whether executed by you or through Internet or telephonic voting. If you sign and return your proxy card and make no indication on the proxy card concerning this proposal, your shares will be voted “FOR” the second proposal.

The third proposal is to ratify the selection of Ernst & Young LLP, or Ernst & Young, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007. You are provided the opportunity on the proxy card to vote for or against this proposal or to abstain from voting with respect to this proposal. Your shares will be voted as you indicate on the proxy card, whether executed by you or through Internet or telephonic voting. If you sign and return your proxy card and make no indication on the proxy card concerning this proposal, your shares will be voted “FOR” the third proposal.

VOTES REQUIRED

The holders of a majority of the shares of our common stock issued and outstanding and entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting. Shares of common stock present at the Annual Meeting or represented by proxy, including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval will be counted for purposes of determining whether a quorum is present at the Annual Meeting.

The affirmative vote of the holders of a plurality of the shares of common stock voting on the matter is required for the election of directors.

The affirmative vote of the holders of a majority of the shares of common stock voting on the matter is required to (i) approve the Company’s 2007 Stock Incentive Plan and (ii) ratify the appointment of Ernst & Young as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007.

Shares which abstain from voting as to a particular matter and shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter will not be voted in favor of such matter and will not be counted as shares voting or votes cast on such matter. Accordingly, abstentions and “broker non-votes” will have no effect with respect to the voting on any of these proposals.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Except as noted below, the following table sets forth certain information as of February 28, 2007 with respect to the beneficial ownership of common stock by: (i) each person or entity known by the Company to beneficially own more than 5% of the outstanding shares of common stock; (ii) each director and nominee for director of the Company; (iii) each executive officer of the Company named in the Summary Compensation Table set forth under the caption “Executive Compensation” below, who are referred to in this proxy statement as the Named Executives; and (iv) all directors and executive officers of the Company as a group:

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned(2)	Percentage of Outstanding Common Stock(3)
Holders of more than 5% of our common stock
MFC Global Investment Management (U.S.), LLC and affiliates(4) 101 Huntington Avenue Boston, MA 02199	1,032,895	8.0%

Steven A. Cohen(5) 72 Cummings Point Road Stamford, CT 06902	950,000	7.4%

Glenhill Advisors, LLC and affiliates(6) 598 Madison Avenue, 12th Floor New York, NY 10022	645,300	5.0%

Named Executives and Directors (which includes all nominees)
John E. Ahern(7)	502,408	3.8%

Richard E. Davis(8)	224,387	1.7%

Harry A. Schult(9) One Charles Street Providence, RI 02903	60,400	*

Francis J. Martin(10) 6 Sawyer Road Wellesley Hills, MA 02481	59,500	*

Cheryl L. Clarkson(11) 342 Beacon Street Boston, MA 02116	57,250	*

Daniel F. Hanley, M.D.(12) c/o The Johns Hopkins Medical Institutions Director, Department of Neurology Division of Brain Injury Outcomes 600 N. Wolfe Street Jefferson 1-109 Baltimore MD 21287-7840	40,500	*

James E. Lock, M.D.(13) c/o Children’s Hospital 300 Longwood Avenue Boston, MA 02115	17,900	*

All current directors and executive officers of the Company as a group (7 persons)(14)	962,345	7.1%

*	Represents less than 1% of the Company’s outstanding common stock.

(1)	Except as otherwise indicated, the address of each beneficial owner is c/o NMT Medical, Inc., 27 Wormwood Street, Boston, MA 02210-1625.
(2)	The number of shares of common stock beneficially owned by each holder named above is determined under the rules of the Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the holder has sole or shared voting power or investment power and any shares which the holder has the right to acquire within 60 days after February 28, 2007 through the exercise of any stock option or other right. Unless otherwise indicated, each holder has sole investment and voting power, or shares such power with an affiliate, with respect to the shares set forth in the table. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.
(3)	The number of shares deemed outstanding for the purpose of calculating these percentages consists of the 12,883,399 shares of common stock outstanding on February 28, 2007 plus any shares of common stock issuable to the holder in question within 60 days after February 28, 2007 upon exercise of stock options or any other rights.
(4)	This information is derived from a Schedule 13G filed with the Commission on February 13, 2007 by Manulife Financial Corporation (“MFC”) on behalf of MFC and its indirect, wholly-owned subsidiaries, John Hancock Advisers, LLC and MFC Global Investment Management (U.S.), LLC.
(5)	This information is derived from an Amendment to a Schedule 13G filed with the Commission on February 14, 2007 by (i) S.A.C. Capital Advisors, LLC (“SAC Capital”) with respect to shares of common stock beneficially owned by S.A.C. Capital Associates, LLC (“SAC Capital Associates”), (ii) S.A.C. Capital Management, LLC (“SAC Capital Management”) with respect to shares of common stock beneficially owned by SAC Capital Associates, (iii) CR Intrinsic Investors, LLC (“CR Investors”) with respect to shares of common stock beneficially owned by CR Intrinsic Investments, LLC (“CR Investments”) and (iv) Steven A. Cohen with respect to shares of common stock beneficially owned by SAC Capital, SAC Capital Management, SAC Capital Associates, CR Investors and CR Investments. SAC Capital, SAC Capital Management, CR Investors and Steven A. Cohen have entered into a Joint Filing Agreement, pursuant to which they agreed to file the Amendment to a Schedule 13G jointly in accordance with the provisions of Rule 13d-1(k) of the Securities Exchange Act of 1934, as amended.
(6)	This information is derived from an Amendment to a Schedule 13G filed with the Commission on February 14, 2007 by Glenhill Advisors, LLC (“Glenhill Advisors”), Glenn J. Krevlin and Glenhill Capital Management, LLC (“Glenhill Capital”). Glenn J. Krevlin is the managing member and control person of Glenhill Advisors. Glenhill Advisors is the managing member of Glenhill Capital. Glenhill Capital is the general partner and investment advisor of Glenhill Capital LP, a security holder of the Company and sole shareholder of Glenhill Capital Overseas GP, Ltd. (“Glenhill Ltd.”). Glenhill Ltd. is the general partner of Glenhill Capital Overseas Master Fund, LP, a security holder of the Company.
(7)	Includes 350,142 shares of common stock issuable to Mr. Ahern within 60 days after February 28, 2007 upon exercise of stock options and 18,000 shares of common stock held by Charles Schwab FBO John E. Ahern.
(8)	Includes 122,500 shares of common stock issuable to Mr. Davis within 60 days after February 28, 2007 upon exercise of stock options.
(9)	Includes 35,000 shares of common stock issuable to Mr. Schult within 60 days after February 28, 2007 upon exercise of stock options.
(10)	Includes 500 shares of common stock held by Mr. Martin’s wife. Also includes 57,000 shares of common stock issuable to Mr. Martin within 60 days after February 28, 2007 upon exercise of stock options.
(11)	Includes 55,000 shares of common stock issuable to Ms. Clarkson within 60 days after February 28, 2007 upon exercise of stock options.
(12)	Includes 38,000 shares of common stock issuable to Dr. Hanley within 60 days after February 28, 2007 upon exercise of stock options.
(13)	Consists of 17,900 shares of common stock issuable to Dr. Lock within 60 days after February 28, 2007 upon exercise of stock options.

(14)	Includes an aggregate of 675,542 shares of common stock issuable to all current directors and executive officers as a group within 60 days after February 28, 2007 upon exercise of stock options.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, requires the Company’s directors, executive officers and holders of more than 10% of the outstanding shares of common stock to file with the Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Based solely upon a review of reports submitted, and representations made, to the Company, the Company believes that during 2006 its executive officers, directors and holders of more than 10% of the outstanding shares of common stock timely complied with all Section 16(a) filing requirements.

PROPOSAL 1—ELECTION OF DIRECTORS

The persons named in the enclosed proxy will vote to elect as directors the six nominees listed below, each to serve for a term expiring at the 2008 Annual Meeting of Stockholders, unless authority to vote for the election of any or all of the nominees is withheld by marking the proxy to that effect, whether the proxy is executed by you or through Internet or telephonic voting. All of the nominees have indicated their willingness to serve, if elected, but if any should be unable or unwilling to serve, proxies may be voted for a substitute nominee designated by the Board.

THE BOARD BELIEVES THAT APPROVAL OF THE ELECTION OF THE FOLLOWING NOMINEES TO SERVE AS DIRECTORS IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND THEREFORE RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

Nominees

Set forth below for each director and nominee is the name and age, position(s) with the Company, principal occupation and business experience during the past five years, and, where applicable, the year of his or her first election as a director of the Company:

John E. Ahern, age 62, has served as President, Chief Executive Officer and Chairman of the Company since September 2000. Prior to joining the Company, Mr. Ahern was Vice President, Emerging Technology Investment Group at C.R. Bard, Inc., or Bard, a leading medical technology company, where he was responsible for identifying, investing in and managing early-stage medical technologies and companies. In his 13 years with Bard, Mr. Ahern also held the senior marketing and strategic planning positions in three of Bard’s cardiovascular divisions. Mr. Ahern’s more than 35 years of medical device industry experience also includes Vice President of Worldwide Sales and Marketing at Intra-Sonix, Inc., an early stage development company focused on minimally invasive surgery, Area Manager for the Middle East and North Africa at Abbott Laboratories, a leading health care company, and various sales and marketing positions at Becton Dickinson & Co., a major medical technology company. Mr. Ahern is inventor on five U.S. patents in the field of tissue engineering and cardiac regeneration. He is also a member of the American Heart Association Council on Stroke, and Council on Arteriosclerosis, Thrombosis and Vascular Biology.

Cheryl L. Clarkson, age 54, was elected a director of the Company in January 2001. Since 1999, Ms. Clarkson has served as the President and Chief Executive Officer of SkinHealth, Inc., a physician-based cosmetic dermatology company that Ms. Clarkson founded and that operates SkinHealth Centers throughout eastern New England. Ms. Clarkson has previously served as the acting Chief Executive Officer and the Chief Operating Officer of Peer Review Analysis, Inc., a publicly-traded health care adjudication and utilization review company, the President of ABIODENT, Inc., a dental device company, and the President of Beaver Steriseal, Inc., an ophthalmic surgical device company. Ms. Clarkson has also been the Vice President of Sales and Marketing for Rudolph Beaver, Inc., and spent ten years with American Hospital Supply Corporation in various management positions. She holds a Masters degree from the Sloan School of Management at M.I.T., where she was selected as a Sloan fellow. Ms. Clarkson serves as an overseer for a large teaching hospital.

Daniel F. Hanley, M.D., age 57, was elected a director of the Company in May 2003. Since 1996, Dr. Hanley has been a Professor of Neurology, Neurosurgery and Anesthesia/Critical Medicine at Johns Hopkins Medical Institutions. Since 1999, Dr. Hanley has also been Professor, School of Nursing; he is the Jeffrey and Harriett Legum Chair of Acute Care Neurology and Director of Brain Injury Outcomes Program at Johns Hopkins Medical Institutions. Dr. Hanley is a graduate of Williams College and Cornell University Medical College and has board certification in internal medicine, neurology and psychiatry. Dr. Hanley is a leading expert on multiple types of brain injury and brain injury recovery. He has received more than 40 clinical and basic research grants, predominately from the National Institute of Health and the FDA Orphan drugs program. He has published more than 150 articles in peer-reviewed journals, has received the Alexander Humboldt International Research Prize for his accomplishments in brain injury research and has extensive clinical trials experience in that field. His trainees are directors of over 20 brain intensive care units across the United States. Dr. Hanley is the Vice Chairman of the Board of Directors of the National Stroke Association and has developed nationally recognized education and training programs for that organization. He has significant business experience in the areas of clinical trials design, organization and interpretation, drug development, device development and regulatory compliance.

James E. Lock, M.D., age 57, was elected a director of the Company in August 2000. Since March 2002, Dr. Lock has been Physician-in-Chief at Children’s Hospital Boston, and since October 1993, he has been Chairman of the Department of Cardiology at Children’s Hospital Boston and the Alexander S. Nadas Professor of Pediatrics at Harvard Medical School. Dr. Lock attended medical school at Stanford University and pursued his pediatric residency and cardiology fellowship at the University of Minnesota. Thereafter, he trained in cardiovascular physiology for two years at the University of Toronto, Hospital for Sick Children. In September 1999, a device invented by Dr. Lock and licensed to the Company became the first septal occlusion device to receive United States Food and Drug Administration approvals under the Humanitarian Device Exemption regulations for use inside the human heart in the United States. During his career, Dr. Lock has trained numerous academic physicians in cardiopulmonary physiology, experimental interventional cardiology, and clinical interventional cardiology. The earliest trainees are now becoming directors of pediatric cardiology divisions, cardiac catheterization laboratories, and intensive care units. Dr. Lock is an inventor on seven U.S. patents and serves as a trustee of Children’s Hospital Boston and the Children’s Hospital Trust Board. He is also the president of the Boston Children’s Heart Foundation and is the president of the Friends of the Aldo Castañeda Foundation.

Francis J. Martin, age 70, was elected a director of the Company in February 2001. Since March 2007, Mr. Martin has been the Chief Executive Officer of Corindus Inc., a company that designs, manufactures and commercializes remote control operation systems for interventional cardiology. From October 2005 until March 2007, Mr. Martin was Executive Chairman of Cappella Inc., a medical device company that develops coronary stents. From September 2004 to October 2005, Mr. Martin was an independent consultant and advisor to global venture capital firms, corporations and entrepreneurs in the medical technology industry. From October 2000 to June 2004, Mr. Martin was the Chairman and Chief Executive Officer of Florence Medical LTD, which developed and marketed vascular blood flow software and hardware systems used to assist the interventional cardiologist in the diagnosis and treatment of vascular disease. From June 1993 to June 2000, he was founder, Chairman and Chief Executive Officer of CorMedica Corporation, a private, independent developer and manufacturer of catheter-based navigation systems for use in percutaneous cardiovascular applications. Mr. Martin has an extensive background in the medical device industry, having co-founded and managed Advanced Biomedical Instruments from 1979 to 1986 and PLC Systems from 1987 to 1993. Prior to that, Mr. Martin was with Becton Dickinson & Co. and Abbott Laboratories, where he held senior management positions, domestically and internationally, in marketing, sales and business development. Mr. Martin is a board member of CytoDome Inc. and Corindus Inc., each a privately-held medical device company.

Harry A. Schult, age 67, was elected a director of the Company in May 2002. Since August 2005, Mr. Schult has been Vice President, Enterprise Risk Management of Tele Atlas N.V., a digital mapping company. From January 2005 to August 2005, Mr. Schult was an independent consultant and advisor to various firms and corporations. From September 2001 until December 2004, Mr. Schult was the Chief Financial Officer and Treasurer of Watch Hill Partners, Inc., a customer relationship management consultancy company. From October 1999 through August 2001, Mr. Schult was Vice President—Corporate Development of Mirus Information Technology Services, Inc., an application service provider. From 1992 to 1999, Mr. Schult performed independent consultant services for various companies, including acting as a part-time Chief Financial Officer of CorMedica Corporation, a private, independent developer and manufacturer of catheter-based navigation systems for use in percutaneous cardiovascular applications, and also as an interim Chief Financial Officer for The Paragon Gifts Holdings Inc., a retail catalog company. Mr. Schult has over 27 years of senior level experience in the public accounting profession at Ernst & Young, where he was Managing Partner of its Providence, Rhode Island office for eleven years and worked in its Paris, France office for five years. Mr. Schult is a certified public accountant. Mr. Schult holds an A.B. in Economics from Williams College and a M.B.A. in Finance from Stanford Graduate School of Business. Mr. Schult is a board member of Kenney Manufacturing Company, a privately-held company.

There are no family relationships among any of the executive officers and director nominees of the Company.

CORPORATE GOVERNANCE

The Board believes that good corporate governance is important to ensure that the Company is managed for the long-term benefit of its stockholders. This section describes key corporate governance guidelines and practices that the Board has adopted. Complete copies of the committee charters and code of conduct described below are available on the “Corporate Governance” section of the Company’s website at www.nmtmedical.com. Alternatively, you can request a copy of any of these documents by writing to NMT Medical, Inc., c/o Secretary, 27 Wormwood Street, Boston, Massachusetts 02210-1625.

Corporate Governance Guidelines

The Board has adopted corporate governance guidelines to assist in the exercise of its duties and responsibilities and to serve the best interests of the Company and its stockholders. These guidelines, which provide a framework for the conduct of the Board’s business, provide that:

•	the principal responsibility of the Board is to oversee the management of the Company;

•	a majority of the members of the Board shall be independent directors;

•	the independent directors meet at least twice a year in executive session;

•	the Board has full and free access to management and, as necessary and appropriate, independent advisors;

•	new members of the Board participate in an orientation program; and

•	at least annually, the Nominating and Corporate Governance Committee shall oversee an annual self-evaluation of the Board to determine whether it and its committees are functioning effectively.

Role of the Board, Board Meetings and Attendance

The Board has responsibility for establishing broad corporate policies and reviewing the Company’s overall performance rather than day-to-day operations. The Board’s primary responsibility is to oversee the management of the Company and, in doing so, serve the best interests of the Company and its stockholders. The Board reviews and approves corporate objectives and strategies, and evaluates significant policies and proposed major commitments of corporate resources. It evaluates the performance of the Company and its senior executives, as well as the overall effectiveness of the Board and its committees. Management keeps the directors informed of the Company’s activities through regular written reports and presentations at board and committee meetings.

The Company’s corporate governance guidelines provide that directors are responsible for attending Board meetings and meetings of committees on which they serve. The Board met nine times during the fiscal year ended December 31, 2006, which is referred to in this proxy statement as fiscal 2006, either in person or by teleconference. During fiscal 2006, each director attended at least 75% of the aggregate of the number of Board meetings and the number of meetings held by all committees on which he or she then served.

Directors Attendance at Annual Meeting of Stockholders

The Company’s corporate governance guidelines provide that directors are responsible for attending the annual meeting of stockholders. Five directors attended the 2006 Annual Meeting of Stockholders.

Board Committees

The Board has established three standing committees—Audit, Joint Compensation and Options, and Nominating and Corporate Governance—each of which operates under a charter that has been approved by the Board. Current copies of each committee’s charter are posted on the “Corporate Governance” section of the Company’s website at www.nmtmedical.com.

The Board has determined that each of the members of the Board’s three standing committees is independent as defined under the rules of the NASDAQ Stock Market that are applicable to the Company, including, in the case of all members of the Audit Committee, the independence requirements contemplated by Rule 10A-3 under the Exchange Act.

Audit Committee

The Audit Committee’s responsibilities include, but are not limited to:

•	appointing, evaluating, approving the compensation of, and assessing the independence of the Company’s independent registered public accounting firm;

•	overseeing the work of the Company’s independent registered public accounting firm, including through the receipt and consideration of certain reports from such firm;

•	reviewing and discussing with management and the independent registered public accounting firm the Company’s annual and quarterly financial statements and related disclosures;

•	monitoring the Company’s internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;

•	discussing the Company’s risk management policies;

•	establishing policies regarding hiring employees from the independent registered public accounting firm and procedures for the receipt and retention of accounting related complaints and concerns;

•	meeting independently with the Company’s independent registered public accounting firm and management;

•	reviewing and approving or ratifying any related person transactions; and

•	preparing the audit committee report required by Commission rules (which is included on page 40 of this proxy statement).

The members of the Audit Committee are Harry A. Schult (Chair), Cheryl L. Clarkson and Francis J. Martin. The Board has determined that Harry A. Schult is an “audit committee financial expert” as defined by applicable SEC rules. Please see page 7 of this proxy statement for details with respect to Mr. Schult’s financial background. The Audit Committee currently acts under a charter that was first adopted and approved in June 2000 and that was amended and restated in March 2004 and amended and restated again in March 2007. A copy of the third amended and restated Audit Committee charter is attached as Appendix A to this proxy statement. The Audit Committee met five times during 2006.

Joint Compensation and Options Committee

The Joint Compensation and Options Committee’s responsibilities include, but are not limited to:

•	annually reviewing and approving corporate goals and objectives relevant to the Chief Executive Officer’s compensation;

•	determining the Chief Executive Officer’s compensation;

•	reviewing and approving, or making recommendations to the Board with respect to, the compensation of our other executive officers;

•	overseeing and administering the Company’s cash and equity incentive plans;

•	reviewing and making recommendations to the Board with respect to director compensation;

•	reviewing and discussing annually with management the Company’s “Compensation Discussion and Analysis,” which is included beginning on page 14 of this proxy statement; and

•	preparing the compensation committee report required by SEC rules, which is included on page 19 of this proxy statement.

The processes and procedures followed by our Joint Compensation and Options Committee in considering and determining executive and director compensation are described below under the heading “Executive and Director Compensation Processes.”

The members of the Joint Compensation and Options Committee are Mr. Martin (Chair), Ms. Clarkson and Daniel F. Hanley, M.D. The Joint Compensation and Options Committee currently acts under a charter adopted and approved in March 2004 and that was amended and restated in March 2007. A copy of the amended and restated Joint Compensation and Options Committee charter is attached as Appendix B to this proxy statement. The Joint Compensation and Options Committee met three times during 2006.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee’s responsibilities include, but are not limited to:

•	identifying individuals qualified to become Board members;

•	recommending to the Board the persons to be nominated for election as directors and to each of the Board’s committees;

•	developing and recommending to the Board corporate governance principles; and

•	overseeing an annual evaluation of the Board.

The processes and procedures followed by the Nominating and Corporate Governance Committee in identifying and evaluating director candidates are described below under the heading “Director Nomination Process.”

The members of the Nominating and Corporate Governance Committee are Messrs. Martin (Interim Chair) and Schult and Ms. Clarkson. The Nominating and Corporate Governance Committee currently acts under a charter adopted and approved in March 2004 and that was amended and restated in March 2007. A copy of the amended and restated Nominating and Corporate Governance Committee charter is attached as Appendix C to this proxy statement. The Nominating and Corporate Governance Committee met twice during 2006.

Executive and Director Compensation Process

The Joint Compensation and Options Committee has implemented an annual performance review program for our executives, under which annual performance goals are determined and set forth in writing at the beginning of each calendar year for the company as a whole, each corporate department and each executive. Annual corporate goals are proposed by management and approved by the Board at the end of each calendar year for the following year. These corporate goals target the achievement of specific research, clinical, regulatory, financial and operational milestones. Annual department and individual goals focus on contributions that facilitate the achievement of the corporate goals and are set during the first quarter of each calendar year. Department goals are proposed by each department head and approved by the Chief Executive Officer. Individual goals are proposed by each executive and approved by the Chief Executive Officer. The Chief Executive Officer’s goals are recommended by the Joint Compensation and Options Committee and approved by the Board. Annual salary increases, annual cash incentive awards, and annual stock option awards granted to our Chief Executive Officer are tied to the achievement of these corporate, department and individual performance goals.

The Joint Compensation and Options Committee has delegated to John E. Ahern, the Company’s President, Chief Executive Officer and Chairman, and Richard E. Davis, the Company’s Executive Vice President and Chief Financial Officer, the authority to make stock option grants under our proposed 2007 Stock Incentive Plan to employees of the Company or any of its present or future subsidiaries, provided, however, that:

•

such options shall be on the terms set forth in the Company’s standard form of stock option agreement (or such other form as the Joint Compensation and Options Committee may designate from time to time for this purpose);

•	any such options shall, to the maximum extent permitted by applicable federal tax laws be granted as incentive stock options;

•	the exercise price of such options shall be equal to the closing price of the Company’s common stock on the date of grant; and

•	he is not authorized:

•	to grant options to himself or to any other executive officer of the Company or to any person that the Board or the Joint Compensation and Options Committee may from time to time designate in writing;

•	to grant to any newly-hired employee of the Company options with respect to more than 25,000 shares of the Company’s common stock; or

•	to grant to any person, in any one calendar year, options with respect to more than 25,000 shares of the Company’s common stock;

and provided further that he shall maintain a list of the options granted pursuant to this delegated authority and shall report to the Joint Compensation and Options Committee regarding the options granted, at such times and in such form as the Joint Compensation and Options Committee may from time to time request.

Code of Business Conduct and Ethics

The Company has adopted a written Code of Business Conduct and Ethics, which applies to all of its officers, directors and employees, including its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Company will provide a copy of its Code of Business Conduct and Ethics, at no charge, to you if you submit a written request to the Company at the following address: NMT Medical, Inc., c/o Secretary, 27 Wormwood Street, Boston, Massachusetts 02210-1625. You can also access the Company’s Code of Business Conduct and Ethics in the “Corporate Governance” section of the Company’s website at www.nmtmedical.com. In addition, the Company intends to post on its website all disclosures that are required by law or NASDAQ Stock Market listing standards concerning any amendments to, or waivers from, any provision of its Code of Business Conduct and Ethics.

Board Determination of Independence

The Company’s common stock is listed on The NASDAQ Global Market. Under applicable NASDAQ rules, a majority of the Board must be comprised of independent directors, and a director of the Company will only qualify as an “independent director” if, in the opinion of the Board, that person does not have a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Board has determined that neither Mr. Martin, Mr. Schult, Ms. Clarkson nor Dr. Hanley has a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is an “independent director” as defined under Rule 4200(a)(15) of the NASDAQ Stock Market, Inc. Marketplace Rules.

Director Nomination Process

The process followed by the Nominating and Corporate Governance Committee to identify and evaluate director candidates includes requests to Board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the Nominating and Corporate Governance Committee and the Board. In addition, during fiscal 2006, the Nominating and Corporate Governance Committee retained the services of an executive search firm to help identify and evaluate potential additional director candidates. In connection with the acquisition by the Company of the CardioSEAL® Septal Occluder technology in 1996 from InnerVentions, Inc., the Company agreed to use its best efforts to nominate a designee of Fletcher Spaght, Inc. as a director of the Company, and certain of the Company’s stockholders agreed to vote their shares of common stock in favor of such designee.

In considering whether to recommend any particular candidate for inclusion in the Board’s slate of recommended director nominees, the Nominating and Corporate Governance Committee applies the criteria set forth in the Company’s corporate governance guidelines. These criteria include the candidate’s integrity, business acumen, knowledge of the Company’s business and industry, experience, diligence, conflicts of interest and the ability to act in the interests of all of the Company’s stockholders. The Committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. The Board believes that the backgrounds and qualifications of its directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities.

Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials and a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than 5% of the Company’s common stock for at least a year as of the date such recommendation is made, to Nominating and Corporate Governance Committee, c/o Secretary, NMT Medical, Inc., 27 Wormwood Street, Boston, Massachusetts 02210-1625. Assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating and Corporate Governance Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

If the Board determines to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included in the Company’s proxy card for the next annual meeting assuming the nominee consents to such inclusion.

Communicating with the Independent Directors

The Board will give appropriate attention to written or oral communications that are submitted by stockholders, and will respond if and as appropriate. Stockholders who wish to send communications on any topic to the Board should address such communications to Board of Directors, c/o Secretary, NMT Medical, Inc., 27 Wormwood Street, Boston, Massachusetts 02210-1625 or by telephone by calling (617) 737-0930. Absent unusual circumstances, the Secretary of the Company will promptly forward to each member of the Board any and all written or oral communications that are submitted by stockholders that he may receive.

Compensation Committee Interlocks and Insider Participation

During 2006, the members of the Joint Compensation and Options Committee were Mr. Martin (Chair), Ms. Clarkson and Dr. Hanley, none of whom was a current or former officer or employee and none of whom had any related person transaction involving the Company.

Policies and Procedures for Related Person Transactions

Our Board has adopted written policies and procedures for the review of any transaction, arrangement or relationship in which the Company is a participant, the amount involved exceeds $120,000, and one of our executive officers, directors, director nominees or 5% stockholders (or their immediate family members), each of whom we refer to as a “related person,” has a direct or indirect material interest.

If a related person proposes to enter into such a transaction, arrangement or relationship, which we refer to as a “related person transaction,” the related person must report the proposed related person transaction to our Chief Financial Officer. The policy calls for the proposed related person transaction to be reviewed and, if deemed appropriate, approved by the Audit Committee. Whenever practicable, the reporting, review and approval will occur prior to entry into the transaction. If advance review and approval is not practicable, the Audit Committee will review, and, in its discretion, may ratify the related person transaction. The policy also permits the chairman of the Audit Committee to review, and, if deemed appropriate, approve proposed related person transactions that arise between committee meetings, subject to ratification by the Audit Committee at its next meeting. Any related person transactions that are ongoing in nature will be reviewed annually.

A related person transaction reviewed under the policy will be considered approved or ratified if it is authorized by the Audit Committee after full disclosure of the related person’s interest in the transaction. As appropriate for the circumstances, the Audit Committee will review and consider:

•	the related person’s interest in the related person transaction;

•	the approximate dollar value of the amount involved in the related person transaction;

•	the approximate dollar value of the amount of the related person’s interest in the transaction without regard to the amount of any profit or loss;

•	whether the transaction was undertaken in the ordinary course of our business;

•	whether the terms of the transaction are no less favorable to us than terms that could have been reached with an unrelated third party;

•	the purpose of, and the potential benefits to us of, the transaction; and

•

any other information regarding the related person transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

The Audit Committee may approve or ratify the transaction only if the committee determines that, under all of the circumstances, the transaction is in the Company’s best interests. The Audit Committee may impose any conditions on the related person transaction that it deems appropriate.

In addition to the transactions that are excluded by the instructions to the SEC’s related person transaction disclosure rule, the Board has determined that the following transactions do not create a material direct or indirect interest on behalf of related persons and, therefore, are not related person transactions for purposes of this policy:

•

interests arising solely from the related person’s position as an executive officer of another entity (whether or not the person is also a director of such entity), that is a participant in the transaction, where (a) the related person and all other related persons own in the aggregate less than a 10% equity interest in such entity, (b) the related person and his or her immediate family members are not involved in the negotiation of the terms of the transaction and do not receive any special benefits as a result of the transaction and (c) the amount involved in the transaction equals less than the greater of $200,000 or 5% of the annual gross revenue of the company receiving payment under the transaction; and

•	a transaction that is specifically contemplated by provisions of the Company’s charter or bylaws.

The policy provides that transactions involving compensation of executive officers shall be reviewed and approved by the Joint Compensation and Options Committee in the manner specified in its charter.

Certain Relationships and Related Transactions

In connection with sales of the Company’s CardioSEAL® and STARFlex® implant devices and pursuant to the terms of a license agreement with Children’s Medical Center Corporation, which we refer to as CMCC, the Company paid an aggregate of approximately $2,099,000 in royalties to CMCC during 2006. James E. Lock, M.D., a member of the Board and an affiliate of CMCC, received approximately $525,000 of these royalty payments. This transaction was not reviewed under the policy described above under the heading “Policies and Procedures for Related Person Transactions” because such policy was adopted by the Board in March 2007. However, all of the material terms of the existing arrangement between CMCC and Dr. Lock were disclosed to the full Board in advance.

EXECUTIVE OFFICER WHO IS NOT A DIRECTOR

Richard E. Davis, age 49, has served as the Company’s Vice President, Chief Financial Officer and Corporate Secretary since February 2001. Effective January 30, 2007, Mr. Davis’ title changed to Executive Vice President, Chief Financial Officer and Corporate Secretary. From August 2000 to February 2001, Mr. Davis served as the Company’s Interim Chief Financial Officer through his employment with the consulting firm of Argus Management Corporation. From July 1998 to July 2000, Mr. Davis was Vice President and Chief Financial Officer of Q-Peak, Inc., a marketer and manufacturer of solid-state laser systems. Prior to July 1998, Mr. Davis was employed for ten years by TJX Companies, Inc., a worldwide off-price retailer of apparel and home fashions, in various senior financial management positions where he was responsible for business and strategic planning, cash flow and expense management and accounting and operational controls.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

The Joint Compensation and Options Committee oversees the Company’s executive compensation program. In this role, the Joint Compensation and Options Committee reviews and approves annually all compensation decisions relating to the Named Executives.

Compensation Philosophy and Objectives

The Company’s executive compensation philosophy is based on the principles of competitive and fair compensation and linking executive compensation to sustained performance. The Company believes that the compensation of its executive officers should reflect their success as a management team in attaining key operating objectives, such as successful completion of the Company’s clinical trials, continued success in further developing the Company’s technology pipeline, growth of market share, growth of sales and long-term competitive advantage, and ultimately, in attaining an increased market price for the Company’s common stock. The Company believes that the performance of its executive officers in managing the Company, considered in light of general economic and specific company, industry and competitive conditions, should be the basis for determining their overall compensation. The Company also believes that executive compensation should not be based on the short-term performance of the Company’s common stock, whether favorable or unfavorable, but rather that the price of its common stock will, in the long-term, reflect the Company’s operating performance, and ultimately, the management of the Company by its executive officers.

The Company’s compensation policy for executive officers is designed to achieve the following objectives:

•	attract, develop and retain qualified executives who are expected to contribute to the long-term success of the Company;

•	motivate executives to achieve the Company’s overall financial and non-financial performance objectives while also rewarding them for superior performance and individual contributions; and

•	align the interests of executives with the interests of the Company’s stockholders through the use of equity based long-term incentive programs.

Executive officers are rewarded based upon corporate performance and individual performance. Given the importance of the achievement of certain performance objectives, including progress relating to the Company’s ongoing clinical trials, revenues and continued financial and operational management, the Joint Compensation and Options Committee believes that the most appropriate means of linking executive compensation to performance is to make the payment of annual cash incentive awards and the granting of options conditioned upon the achievement of specific and concrete performance milestones. Individual performance is evaluated by reviewing the attainment of specified individual performance objectives.

To ensure that the Company’s compensation policy for its executive officers is competitive, the Company compares its compensation practices with those of similar companies in its industry by reviewing publicly available information and sets the Company’s compensation guidelines based on this review. The Joint Compensation and Options Committee believes that compensation for the Company’s executive officers is within the range of compensation paid to executives with comparable qualifications, experience and responsibilities in the same or similar businesses and in companies of comparable size and success. The Joint Compensation and Options Committee also strives to achieve equitable relationships both among the compensation of individual officers and between the compensation of officers and other employees throughout the Company.

Components of Executive Compensation

The primary elements of the Company’s executive compensation program are:

•	base salary;

•	performance-based cash incentive awards;

•	discretionary and performance-based equity awards in the form of stock options;

•	change in control and post-termination payments and benefits; and

•	other employee benefits and perquisites.

We choose to pay each element of compensation in order to attract and retain the necessary executive talent, reward annual performance and provide incentive for their balanced focus on long-term strategic goals as well as short-term performance. The amount of each element of compensation is determined by or under the direction of the Joint Compensation and Options Committee, and in determining such amount the Joint Compensation and Options Committee reviews each executive’s entire compensation package. In evaluating each executive’s performance, the Joint Compensation and Options Committee generally:

•	sets Company and individual goals and objectives at the beginning of the year;

•	evaluates and communicates the Company’s assessment of the executive’s performance and contributions to the Company; and

•

reviews base salary levels and determines cash incentive awards and stock compensation awards based on the foregoing taking into account the comparative compensation practices of other companies in the Company’s industry.

These elements fit into the Company’s overall compensation objectives by helping to secure the future potential of its operations, facilitating its entry into new markets, providing proper compliance and regulatory guidance, and helping to create a cohesive team.

The Company’s policy for allocating between long-term and currently paid compensation is to ensure adequate base compensation to attract and retain personnel, while providing incentives to maximize long-term value for the Company and its stockholders. Likewise, the Company provides cash compensation in the form of base salary to meet competitive salary norms and reward good performance on an annual basis and in the form of cash incentive and equity-based compensation to reward superior performance against specific short-term goals.

Base Salary

Base salaries are designed to provide executives with a level of predictability and stability with respect to a portion of their total compensation package. In establishing base salaries for executive officers, the Joint Compensation and Options Committee considers the executive’s responsibilities, performance, the historical compensation levels of the particular executive, internal equity among executives and, by reviewing publicly available information, the base salaries of executives at comparable companies. The Joint Compensation and Options Committee also evaluates each executive’s base salary in reference to the other components of the executive’s compensation to ensure that the executive’s total compensation is in line with the Company’s overall compensation philosophy.

Executives’ base salaries are generally set initially pursuant to the terms of an employment agreement that the Company enters into with each executive officer. Pursuant to the employment agreement currently in effect between the Company and its President, Chief Executive Officer and Chairman, John E. Ahern, Mr. Ahern receives a base salary of $400,000 per year. Pursuant to the employment agreement currently in effect between the Company and its Executive Vice President and Chief Financial Officer, Richard E. Davis, Mr. Davis receives a base salary of $300,000 per year. If necessary, base salaries are adjusted by the Joint Compensation and Options Committee from time to time in order to reflect the promotion of an executive officer or to realign salaries with market levels, after taking into account such factors as individual performance, scope of responsibility and experience. Pursuant to the terms of Mr. Davis’ employment agreement, the Joint Compensation and Options Committee has the ability to review and establish Mr. Davis’ base salary at least on an annual basis, on February 14 of each year during his term of employment.

Performance-Based Cash Incentive Awards

It is our general philosophy that executives be rewarded for their performance and attainment of their goals. Therefore, each executive officer is eligible to receive an annual cash incentive award pursuant to the terms of such executive’s employment agreement with the Company. These discretionary annual cash incentive awards are intended to provide incentives and to compensate executives for the achievement of both individual performance objectives and company-wide strategic, operational and financial goals. Individual performance objectives are generally determined in the first quarter of each fiscal year by the full Board in consultation with the executive. Company-wide strategic, operational and financial goals are determined by the full Board with the assistance of management at the beginning of each fiscal year. Cash incentive awards are generally paid in the first quarter of each fiscal year prior to the Company filing its Annual Report on Form 10-K for that fiscal year.

Pursuant to the terms of Mr. Ahern’s employment agreement, Mr. Ahern is entitled to receive an annual cash incentive award of up to $150,000 for each of fiscal years 2006 and 2007, provided that (i) Mr. Ahern satisfies certain financial and other performance goals applicable to such fiscal year and (ii) the Company achieves certain profit targets applicable to such fiscal year, each as established in good faith by the Joint Compensation and Options Committee in consultation with Mr. Ahern. Notwithstanding the contributions that Mr. Ahern made to the Company during fiscal 2006, the Joint Compensation and Options Committee, in its reasonable discretion, determined that Mr. Ahern did not satisfy the specific performance goals established for fiscal 2006, and therefore determined not to award a cash incentive award to Mr. Ahern for fiscal 2006.

Pursuant to the terms of Mr. Davis’ employment agreement, Mr. Davis is entitled to receive an annual cash incentive award of up to 30% of his then-current base salary, provided that (i) Mr. Davis satisfies certain financial and other performance goals applicable to the fiscal year and (ii) the Company achieves certain profit targets applicable to the fiscal year, each as established in good faith by the Joint Compensation and Options Committee in consultation with Mr. Ahern and Mr. Davis. The Joint Compensation and Options Committee, in its reasonable discretion and in consultation with Mr. Ahern, determined that Mr. Davis exceeded the performance goals established for fiscal 2006, and therefore decided to award Mr. Davis a cash incentive award of $135,000 for fiscal 2006.

Stock Option and Equity Incentive Programs

Compensation at the executive officer level also includes the long-term incentives afforded by stock options. The stock option program, which is currently administered by the Joint Compensation and Options Committee, is designed to align the long-term interests of the Company’s employees and its stockholders and to assist in the retention of executives. The size of option grants is generally intended to reflect the executive’s position with the Company and his contributions to the Company, including his success in achieving the individual performance criteria described above. Options generally vest over a four-year period in order to encourage the retention of key employees. When granting stock options, the Company has fixed the exercise price of such options at 100% of the fair market value of the common stock on the date of grant.

The Company’s stock option program is the primary vehicle for offering long-term incentives and rewarding its executive officers and key employees. The Company also regards its stock option program as a key retention tool. Because of the direct relationship between the value of an option and the market price of the Company’s common stock, the Company believes that granting stock options is the best method of motivating the executive officers to manage the Company in a manner that is consistent with the interests of the Company and its stockholders. However, because of the evolution of regulatory, tax and accounting treatment of equity incentive programs and because it is important to the Company to retain the executive officers and key employees, the Company realizes that it is important to be able to utilize other forms of equity awards as and when it may deem necessary. The Joint Compensation and Options Committee will periodically evaluate other long-term programs that will continue to reward the Company’s executives and key employees and to better align the interests of its executives and key employees with the interests of stockholders.

Pursuant to the terms of Mr. Ahern’s employment agreement, with respect to fiscal 2006 Mr. Ahern was entitled to receive:

•	an option to acquire 25,000 shares of common stock upon the commencement of patient enrollment in the Company’s MIST II clinical trial;

•	an option to acquire 25,000 shares of common stock upon the completion of data collection in connection with the Company’s MIST I clinical trial; and

•

one or more options to acquire up to an aggregate of 50,000 additional shares of common stock upon the satisfaction of the same performance objectives that were applicable to the determination of Mr. Ahern’s cash incentive award, as set forth above.

With respect to fiscal 2007, Mr. Ahern is entitled to receive one or more options to acquire up to an aggregate of 100,000 shares of common stock upon the satisfaction of certain performance objectives with respect to fiscal 2007, which objectives have been determined by the Joint Compensation and Options Committee.

The Joint Compensation and Options Committee, in its reasonable discretion, decided to grant Mr. Ahern options to purchase an aggregate of 50,000 shares of common stock, at a weighted average exercise price of $17.16 per share, for fiscal 2006. These options vest in 48 equal monthly installments on each monthly anniversary of the date of grant and are exercisable for a period of ten years from the date of grant. Notwithstanding the foregoing, these options become immediately exercisable in the event of a change of control of the Company.

Except as described above, there is no set formula for the granting of options or other stock awards to the Company’s executives. However, it is the practice of the Company to make an initial equity-based grant to all executives at the time they commence employment, in an amount that is consistent with those granted to executive officers in the industry at similar levels of seniority. In addition, the Company typically makes an annual grant of equity-based compensation to executives at some point during each fiscal year. Discretionary equity-based grants may be made throughout the year to provide an incentive to achieve a specific goal or to reward a significant achievement.

Change in Control and Post-Termination Payments and Benefits

Pursuant to each executive’s employment agreement with the Company, the Company has granted to each executive the right to receive certain lump sum payments and benefits upon (i) a change in control of the Company and/or (ii) the termination of the executive’s employment in certain circumstances, each as described below under the heading “Termination of Employment and Change in Control Arrangements.” The Company believes that being able to offer such post-employment and change in control payments and benefits maximizes the Company’s ability to attract and retain qualified executives. The change in control payments to which each executive is entitled are “single trigger” payments, meaning that the payments will be made solely upon a change in control of the Company, whether or not the executive’s employment with the Company is terminated. The rationale for this “single trigger” is to provide a financial incentive to each executive that is designed to mimic the effect of a change in control on outstanding stock options.

Benefits

The Company maintains benefits that are provided to all of its employees, including its Named Executives and their eligible family members, including the following general health and welfare benefit plans: medical, dental, life, short-term and long-term disability, vision, and supplemental life insurance. Certain benefits are contributory, such as medical and dental, while others are entirely paid by the Company, such as short and long term disability, group term life and accidental death and disability, or paid by employees, such as vision and supplemental life. There is no difference to the percentage paid between the Named Executives and the Company’s other employees.

In addition, all of the Company’s full-time employees, including the Named Executives, are eligible to participate in the Company’s 401(k) plan, which was adopted in 1996. Employees of the Company must be 21 years of age or older and employed by the Company for at least one month in order to participate in the 401(k)

plan. Employees may defer between 1% and 15% of their pay on an annual basis pursuant to the terms of the 401(k) plan. Executive officers are eligible to participate in the Company’s 401(k) plan. In any plan year, the Company may make matching contributions to each participant. In 2006, each participant, including each of the Named Executives, participated in the Company’s 401(k) plan and received matching contributions from the Company.

Pursuant to the terms of Mr. Ahern’s employment agreement, the Company pays Mr. Ahern an amount equal to $984.76 per month, net of all taxes and required deductions, as reimbursement for the payments made by Mr. Ahern for his health insurance policy with Cigna Healthcare, provided, however, that during the term of Mr. Ahern’s policy with Cigna Healthcare, Mr. Ahern is not entitled to any of the benefits provided to all of the Company’s employees as described above to the extent covered by Cigna Healthcare. In addition, during the employment term, Mr. Ahern is entitled to four weeks of paid vacation per year and is also entitled to all paid holidays given by the Company to its officers and employees.

Pursuant to the terms of Mr. Davis’ employment agreement, during each twelve month period of the term of Mr. Davis’ employment, Mr. Davis is entitled to three weeks of vacation and is also entitled to all paid holidays.

Perquisites

The Company limits the perquisites that it makes available to its executive officers, particularly in light of recent developments with respect to abuses by other companies’ executives involving perquisites. Pursuant to the terms of their employment agreements, each of our Named Executives is entitled to the same perquisites as are provided in the Company’s applicable plans and programs to its employees generally.

Impact of Accounting and Tax on Form of Compensation

Impact of Internal Revenue Code Section 162(m)

Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code, generally disallows a tax deduction to public companies for certain compensation in excess of $1 million paid to the company’s chief executive officer and the four other most highly compensated executive officers. Certain compensation, including qualified performance-based compensation, will not be subject to the deduction limit if certain requirements are met. The Joint Compensation and Options Committee reviews the potential effect of Section 162(m) periodically and uses its judgment to authorize compensation payments that may be subject to the limit when the Joint Compensation and Options Committee believes such payments are appropriate and in the best interests of the Company and its stockholders, after taking into consideration changing business conditions and the performance of its employees.

Impact of SFAS 123R

The Joint Compensation and Options Committee has considered the impact of the Statement on Financial Accounting Standards No. 123R, “Share-Based Payment” (SFAS 123R), on the Company’s use of equity incentives as a key retention tool. Because of the significant cost associated with options under SFAS 123R as compared to the potential value delivered, the Joint Compensation and Options Committee may elect to grant more efficient equity instruments instead of stock options. The Joint Compensation and Options Committee will regularly review its choice of equity instrument taking into account both tax and accounting considerations.

Joint Compensation and Options Committee Report

The Joint Compensation and Options Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with the Company’s management. Based on this review and discussion, the Joint Compensation and Options Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

By the Joint Compensation and Options Committee of the Board of Directors of NMT Medical, Inc.:

Francis J. Martin, Chair

Cheryl L. Clarkson

Daniel F. Hanley, M.D.

Summary Compensation Table

The following table sets forth information concerning compensation during the year ended December 31, 2006 for services in all capacities earned by the Named Executives:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($)		Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation		Total ($)
John E. Ahern President, Chief Executive Officer and Chairman	2006	$400,000	—	—	$102,676	—		—	$19,495	(2)	$522,171

Richard E. Davis Executive Vice President and Chief Financial Officer	2006	$300,000	—	—	—	$135,000	(3)	—	$6,600	(4)	$441,600

(1)	The amounts included in the “Option Awards” column are based on the dollar amount recognized for financial statement reporting purposes pursuant to the Statement of Financial Accounting Standards No. 123 (revised 2004), “Share-Based Payment” (“FAS 123(R)”) with respect to fiscal 2006. For additional information regarding the assumptions used by us with respect to the valuation of option awards, refer to Footnote 10—“Share-Based Compensation” in the Notes to the Consolidated Financial Statements contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2006, which is on file with the SEC.
(2)	Consists of 401(k) employer matching contributions of $6,600 paid on Mr. Ahern’s behalf and $12,895 paid by the Company as reimbursement for the payments made by Mr. Ahern during 2006 for his health insurance policy with Cigna Healthcare.
(3)	Reflects a payment pursuant to Mr. Davis’ employment agreement upon the Joint Compensation and Options Committee’s determination of performance objectives attainment. Please see “Compensation Discussion and Analysis—Performance-Based Cash Incentive Awards” elsewhere in this proxy statement for additional information regarding Mr. Davis’ performance-based cash incentive awards. This amount was earned in fiscal 2006 but paid in the first quarter of 2007.
(4)	Consists of 401(k) employer matching contributions paid on Mr. Davis’ behalf.

Grants of Plan-Based Awards

The following table sets forth information regarding grants of awards made to the Named Executives during the fiscal year ended December 31, 2006:

Name	Grant Date		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)				Estimated Future Payouts Under Equity Incentive Plan Awards (1) (2)				All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Options Awards: Number of Securities Underlying Options (#) (3)	Exercise or Base Price of Option Awards ($/Sh)(4)	Grant Date Fair Value of Option Awards ($)(5)
			Thres- hold ($)	Target ($)		Maxi- mum ($)	Thres- hold (#)	Target (#)		Maxi- mum (#)
John E. Ahern	12/15/2005	(6)	$0	$150,000	(7)	—	0	100,000	(7)	—	—	—	—	—
	1/9/2006		—	—		—	—	—		—	—	25,000	$17.01	$208,862
	1/10/2006		—	—		—	—	—		—	—	25,000	$17.30	$212,615
Richard E. Davis	12/15/2005	(6)	$0	$90,000	(8)	—	—	—		—	—	—	—	—

(1)

Based on targets under “Compensation Discussion and Analysis—Performance-Based Cash Incentive Awards” set forth elsewhere in this proxy statement. Although each of Mr. Ahern’s and Mr. Davis’ employment agreement contains a stated maximum amount with respect to the annual performance-based cash incentive and equity awards that each executive may receive, the Joint Compensation and Options

Committee may, if in its reasonable discretion it determines that the applicable performance objectives were exceeded, award each executive an amount greater than such stated maximum.
(2)	Amounts represent potential payouts that will be paid in the form of option awards at the closing price of our common stock on the grant date at the performance level indicated.
(3)	These options were granted under the Company’s 2001 Stock Incentive Plan, as amended, and vest in 48 equal monthly installments on each monthly anniversary of the date of grant.
(4)	The exercise price of the stock option awards is equal to the closing price of the common stock as reported by the NASDAQ Global Market.
(5)	For additional information regarding the assumptions made in determining the aggregate grant date fair value of the option awards, refer to Footnote 10—“Share-Based Compensation” in the Notes to the Consolidated Financial Statements contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2006, which is on file with the SEC.
(6)	The Board determined the targets for potential 2006 performance-based cash incentive and equity awards to be made to executives at a meeting held on December 15, 2005.
(7)	This grant was made pursuant to Mr. Ahern’s employment agreement.
(8)	This grant was made pursuant to Mr. Davis’ employment agreement. Because Mr. Davis exceeded the performance goals established for fiscal 2006, the Joint Compensation and Options Committee decided to award Mr. Davis a cash incentive award of $135,000 in 2006, as set forth in the Summary Compensation Table above.

Employment Agreements

John E. Ahern

Mr. Ahern has been employed by the Company since September 21, 2000. On December 13, 2005, the Company entered into a second amended and restated employment agreement with Mr. Ahern, which is referred to in this proxy statement as Mr. Ahern’s employment agreement, providing for a term of employment commencing on January 1, 2006 and ending on December 31, 2007. Under Mr. Ahern’s employment agreement, Mr. Ahern receives a base salary of $400,000 per year and is entitled to receive an annual performance-based cash incentive award of up to $150,000 provided that (i) Mr. Ahern satisfies certain financial and other performance goals, which, during fiscal 2006, included goals related to clinical trial enrollment, revenues and regulatory approvals relating to certain of the Company’s products, and (ii) the Company achieves certain profit targets applicable to the fiscal year, each as established in good faith by the Joint Compensation and Options Committee in consultation with Mr. Ahern. Notwithstanding the contributions that Mr. Ahern made to the Company during fiscal 2006, the Joint Compensation and Options Committee, in its reasonable discretion, determined that Mr. Ahern did not satisfy the specific performance goals established for 2006, and therefore determined not to award a cash incentive award to Mr. Ahern for fiscal 2006.

In addition, pursuant to Mr. Ahern’s employment agreement, during each of fiscal years 2006 and 2007, Mr. Ahern is entitled to one or more grants of a stock option to purchase up to an aggregate of 100,000 shares of the Company’s common stock for each of such fiscal years upon the satisfaction of certain performance objectives. Pursuant to the terms of Mr. Ahern’s employment agreement, with respect to fiscal 2006 Mr. Ahern was entitled to receive:

•	an option to acquire 25,000 shares of common stock upon the commencement of patient enrollment in the Company’s MIST II clinical trial;

•	an option to acquire 25,000 shares of common stock upon the completion of data collection in connection with the Company’s MIST I clinical trial; and

•

one or more options to acquire up to an aggregate of 50,000 additional shares of common stock upon the satisfaction of the same performance objectives that were applicable to the determination of Mr. Ahern’s cash incentive award, as set forth above.

The Joint Compensation and Options Committee, in its reasonable discretion, decided to grant Mr. Ahern options to purchase an aggregate of 50,000 shares of common stock, at a weighted average exercise price of $17.16 per share, for fiscal 2006 under the Company’s 2001 Stock Incentive Plan, as amended. These options vest in 48 equal monthly installments on each monthly anniversary of the date of grant and are exercisable for a period of ten years from the date of grant. Notwithstanding the foregoing, these options become immediately exercisable in the event of a change of control of the Company, which is defined in Mr. Ahern’s employment agreement as (i) any merger or consolidation of the Company with or into another entity as a result of which all shares of common stock (other than shares held by the acquiring entity) are converted into or exchanged for the right to receive cash, securities or other property or (b) any exchange of all shares of common stock for cash, securities or other property pursuant to a statutory share exchange transaction

Pursuant to the terms of Mr. Ahern’s employment agreement, the Company pays Mr. Ahern an amount equal to $984.76 per month, net of all taxes and required deductions, as reimbursement for the payments made by Mr. Ahern for his health insurance policy with Cigna Healthcare, provided, however, that during the term of Mr. Ahern’s policy with Cigna Healthcare, Mr. Ahern is not entitled to any of the benefits provided to all of the Company’s employees to the extent covered by Cigna Healthcare. In addition, during the employment term, Mr. Ahern is entitled to four weeks of paid vacation per year and is also entitled to all paid holidays given by the Company to its officers and employees. Mr. Ahern has agreed not to compete with the Company for a period of one year after he ceases to be employed by the Company.

Please see “Termination of Employment and Change in Control Arrangements—John E. Ahern” below for additional information regarding the potential post-termination and change in control payments that may be made to Mr. Ahern pursuant to Mr. Ahern’s employment agreement.

Richard E. Davis

Mr. Davis has been employed by the Company since February 14, 2001. On May 20, 2004, the Company entered into an amended and restated employment agreement with Mr. Davis, pursuant to which, among other things, Mr. Davis’ term of employment was extended through December 31, 2006 and his annual salary was increased to $280,000 effective as of February 14, 2004 and further increased to $300,000 effective as of February 14, 2005. On August 14, 2006, the Company entered into an amendment to the amended and restated employment agreement (the amended and restated employment agreement, as amended, is referred to in this proxy statement as Mr. Davis’ employment agreement), pursuant to which, among other things, Mr. Davis’ term of employment was extended until December 31, 2008 with automatic renewal for a period of one year in the event that the Company does not provide Mr. Davis with notice of non-renewal within a specified period of time.

Pursuant to the terms of Mr. Davis’ employment agreement, Mr. Davis is entitled to receive an annual performance-based cash incentive award of up to 30% of his then-current base salary, provided that (i) Mr. Davis satisfies certain financial and other performance goals, which, during fiscal 2006, included goals related to the Company’s financial statements, manufacturing efficiencies and interaction with the investment community, and (ii) the Company achieves certain profit targets applicable to the fiscal year, each as established in good faith by the Joint Compensation and Options Committee in consultation with Mr. Ahern and Mr. Davis. The Joint Compensation and Options Committee, in its reasonable discretion and in consultation with Mr. Ahern, decided to award Mr. Davis a performance-based cash incentive award of $135,000 for fiscal 2006.

Mr. Davis has agreed not to compete with the Company for a period of one year after he ceases to be employed by the Company.

From time to time, the Joint Compensation and Options Committee will grant stock options to Mr. Davis in its discretion. No such stock options were granted during fiscal 2006. Please see “Termination of Employment and Change in Control Arrangements—Richard E. Davis” below for additional information regarding the potential post-termination and change in control payments that may be made to Mr. Davis pursuant to Mr. Davis’ employment agreement.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information regarding outstanding option awards held by the Named Executives during the fiscal year ended December 31, 2006:

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)		Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date (1)	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
John E. Ahern	43,062	(2)	—	—	$2.156	09/20/2010	—	—	—	—
	50,000	(2)	—	—	$5.03	10/24/2011	—	—	—	—
	50,000	(2)	—	—	$7.07	02/18/2012	—	—	—	—
	50,000	(3)	—	—	$6.60	03/05/2012	—	—	—	—
	75,000	(2)	—	—	$3.03	12/29/2012	—	—	—	—
	62,291	(2)	2,709	—	$2.97	02/19/2013	—	—	—	—
	4,947	(2)	7,553	—	$7.80	05/15/2015	—	—	—	—
	4,427	(2)	8,073	—	$10.05	07/06/2015	—	—	—	—
	5,729	(2)	19,271	—	$17.01	01/09/2016	—	—	—	—
	5,729	(2)	19,271	—	$17.30	01/10/2016	—	—	—	—
Richard E. Davis	18,500	(2)	—	—	$5.03	10/24/2011	—	—	—	—
	30,000	(3)	—	—	$6.60	03/05/2012	—	—	—	—
	40,000	(2)	—	—	$5.76	07/30/2012	—	—	—	—
	15,000	(3)	5,000	—	$4.19	06/17/2013	—	—	—	—
	4,500	(3)	9,000	—	$3.50	09/21/2014	—	—	—	—
	19,000	(4)	—	—	$16.34	11/18/2015	—	—	—	—

(1)	The expiration date of each option occurs 10 years after the date of grant of such option.
(2)	These options vest in 48 equal monthly installments beginning with the first month anniversary of the date of grant.
(3)	These options vest in four equal annual installments beginning with the first year anniversary of the date of grant.
(4)	This option immediately vested on the date of grant, which was November 18, 2005

Option Exercises and Stock Vested

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
John E. Ahern	30,000	$355,328	—	—
Richard E. Davis	26,729	$284,975	—	—

(1)	Represents the difference between the exercise price and the fair market value of our common stock on the date of exercise.

Termination of Employment and Change in Control Arrangements

John E. Ahern

Pursuant to the terms of Mr. Ahern’s employment agreement, if (i) we terminate Mr. Ahern’s employment agreement for cause (as defined in Mr. Ahern’s employment agreement), (ii) Mr. Ahern voluntarily terminates his employment with or without cause or (iii) Mr. Ahern’s employment is terminated by the Company due to Mr. Ahern’s death or disability, upon such termination, Mr. Ahern will not be entitled to any further payments (other than base salary and benefits earned to the date of termination). If Mr. Ahern’s employment is terminated due to his death or disability, and the Company has not terminated Mr. Ahern’s employment for cause, any options to purchase common stock held by Mr. Ahern will immediately vest in full and will remain exercisable for a period of one year following the date of Mr. Ahern’s termination, and will thereafter expire.

In the event that Mr. Ahern is involuntarily terminated from the Company without cause, he will be entitled to receive (in addition to any base salary and benefits earned to the date of termination, including any performance-based annual cash incentive award in the reasonable discretion of the Joint Compensation and Options Committee) the following:

•	his base salary for a period of twelve months from the termination date; and

•	continued healthcare insurance coverage for a period of 18 months after the termination date.

In order to reward Mr. Ahern if there were a liquidity event for the Company’s stockholders, Mr. Ahern’s employment agreement also provides for a cash payment to Mr. Ahern in the event of a change of control of the Company, as defined therein. Such cash payment is equal to a percentage ranging from 1% to 4.2% of the total deal consideration paid by an acquirer in a transaction constituting a change of control of the Company. The percentage paid to Mr. Ahern will vary based on the amount of the total deal consideration.

In addition, pursuant to Mr. Ahern’s employment agreement, during each of fiscal years 2006 and 2007, Mr. Ahern is entitled to one or more grants of a stock option to purchase up to an aggregate of 100,000 shares of the Company’s common stock for each of such fiscal years upon the satisfaction of certain performance objectives. These option grants vest in 48 equal monthly installments on each monthly anniversary of the date of the grant and become immediately exercisable upon a change of control of the Company (as defined in Mr. Ahern’s employment agreement). Pursuant to the terms of Mr. Ahern’s prior employment agreements with the Company, the Company granted Mr. Ahern a stock option to purchase an aggregate of 150,000 shares of the Company’s common stock at an exercise price of $2.156 per share and a stock option to purchase an aggregate of 75,000 shares of the Company’s common stock at an exercise price of $3.03 per share, each to vest in 48 equal monthly installments on each monthly anniversary of the date of such option grant. These options have fully vested and become immediately exercisable upon a change of control of the Company.

Richard E. Davis

Pursuant to the terms of Mr. Davis’ employment agreement with the Company, the Company granted Mr. Davis a stock option to purchase an aggregate of 85,000 shares of the Company’s common stock at an exercise price of $1.25 per share to vest in 48 equal monthly installments on each monthly anniversary of the date of such option grant. This option has fully vested and becomes immediately exercisable if Mr. Davis is terminated from the Company without cause or upon a change of control of the Company (as defined in Mr. Davis’ employment agreement).

If (i) we terminate Mr. Davis’ employment agreement for cause (as defined in Mr. Davis’ employment agreement), (ii) Mr. Davis voluntarily terminates his employment with or without cause or (iii) Mr. Davis’ employment is terminated by the Company due to Mr. Davis’ death or disability, upon such termination, Mr. Davis will not be entitled to any further payments (other than base salary and benefits earned to the date of termination). Pursuant to Mr. Davis’ employment agreement, in the event Mr. Davis dies during the term of his employment or a change of control of the Company occurs during such term, normal employee medical and dental insurance benefits will be continued on an insured basis for each of Mr. Davis’ children who is under the age of 22 at the time of such event, Mr. Davis’ spouse and, in the case of a change in control of the Company, Mr. Davis for a period of 24 months following the month in which such event occurs. In addition, in the event the Company does not renew Mr. Davis’ employment agreement in accordance with the terms thereof, normal employee medical and dental insurance benefits shall be continued on an insured basis for each of Mr. Davis’ children who is under the age of 22 at the time of such event, Mr. Davis’ spouse and Mr. Davis for a period of 12 months following the month in which Mr. Davis’ employment agreement is no longer in effect.

In the event that Mr. Davis is involuntarily terminated from the Company without cause, he will be entitled to receive (in addition to any base salary and benefits earned to the date of termination) the following:

•	his base salary for a period of 12 months from the termination date; and

•

his performance-based cash incentive award for the fiscal year in which such termination is effected, as if Mr. Davis had served throughout such fiscal year and had satisfied the relevant goals for such fiscal year.

In order to reward Mr. Davis if there were a liquidity event for the Company’s stockholders, Mr. Davis’ employment agreement also provides for a cash payment to Mr. Davis in the event of a change of control of the Company, as defined in such agreement. Such cash payment is equal to a percentage ranging from 0.25% to 1.0% of the total deal consideration paid by an acquirer in a transaction constituting a change of control of the Company. The percentage paid to Mr. Davis will vary based on the amount of the total deal consideration.

Potential Payments Upon Termination or Change in Control

The following tables describe the potential payments and benefits under each executive’s employment agreement with the Company to which the Named Executive would be entitled upon (i) termination of employment or (ii) a change in control of the Company. The amounts shown assume that the termination or change in control was effective on December 29, 2006, the last business day of the Company’s fiscal year. The actual amounts which would be paid out to the executives can only be determined at the time of the executive’s actual departure.

The amounts shown in the tables include:

•	amounts payable under the executive’s employment agreement; and

•	market value of stock vesting upon termination or change of control.

The amounts shown in the tables do not include earned but unpaid salary and vacation.

Potential Post-Employment or Change in Control Payments – John E. Ahern

Circumstance	Base Salary Continuation		Bonus		Benefits Continuation		Value of Accelerated Unvested Stock Options		Cash Payment			Total
Involuntary Termination Without Cause	$400,000	(1)	—	(2)	$19,342	(3)	—			—			$419,342
Death or Disability and No Termination for Cause	—		—		—		$60,980	(4)(5)		—			$60,980
Change in Control	—		—		—		$60,980	(5)(6)	$ $	1,745,547 7,331,299	- (7)	$ $	1,806,527 7,392,279	-

(1)	Pursuant to the terms of Mr. Ahern’s employment agreement, Mr. Ahern is entitled to one year of base salary based on his then-current salary level.
(2)	Assumes that the Joint Compensation and Options Committee determined not to pay any performance-based annual cash incentive award to Mr. Ahern upon his involuntary termination without cause.
(3)	Consists of medical and dental coverage for up to 18 months pursuant to Mr. Ahern’s employment agreement, based on current premium rates.
(4)	Pursuant to the terms of Mr. Ahern’s employment agreement, all outstanding stock options held by Mr. Ahern on the date of his death or disability will immediately vest in full and will remain exercisable for a period of one year.
(5)	All unvested options are assumed to have vested in full as of December 29, 2006. The amount shown in this column is based on December 29, 2006 closing price of $13.53 per share of the Company’s common stock on the NASDAQ Global Market.
(6)	Pursuant to the terms of Mr. Ahern’s employment agreement, all outstanding options granted under Mr. Ahern’s employment agreement will immediately vest in full upon a change in control of the Company.
(7)	Assumes that the total consideration paid by an acquirer in a change in control transaction is $174,554,724 based on (i) 12,901,310 shares outstanding at December 29, 2006 and (ii) December 29, 2006 closing price of $13.53 per share of the Company’s common stock on the NASDAQ Global Market. This payment is calculated by multiplying the transaction value ($174,554,724) by the range set forth in Mr. Ahern’s employment agreement (1% to 4.2%).

Potential Post-Employment or Change in Control Payments – Richard E. Davis

Circumstance	Base Salary Continuation		Bonus		Benefits Continuation		Value of Accelerated Unvested Stock Options		Cash Payment			Total
Involuntary Termination Without Cause	$300,000	(1)	$90,000	(2)	—		$136,970	(3)		—			$526,970
Death During Term of Employment	—		—		$23,634	(4)	—			—			$23,634
Non-Renewal of Employment Agreement	—		—		$11,817	(5)	—			—			$11,817
Change in Control	—		—		$23,634	(6)	$136,970	(3)	$ $	436,387 1,745,547	- (7)	$ $	596,991 1,906,151	-

(1)	Pursuant to the terms of Mr. Davis’ employment agreement, Mr. Davis is entitled to one year of base salary based on his then-current salary level.
(2)	Pursuant to the terms of Mr. Davis’ employment agreement, Mr. Davis is entitled to his annual cash incentive award for the fiscal year in which the termination is effected, as if Mr. Davis had served throughout such fiscal year and had satisfied the goals for such fiscal year.
(3)	All options granted under Mr. Davis’ employment agreement vest in full. All unvested options are assumed to have vested in full as of December 29, 2006. The amount shown in this column is based on December 29, 2006 closing price of $13.53 per share of the Company’s common stock on the NASDAQ Global Market.
(4)	Consists of medical and dental coverage for each of Mr. Davis’ children under the age of 22 and Mr. Davis’ spouse for a period of 24 months, based on current premium rates.
(5)	Consists of medical and dental coverage for each of Mr. Davis’ children under the age of 22, Mr. Davis’ spouse and Mr. Davis for a period of 12 months, based on current premium rates.
(6)	Consists of medical and dental coverage for each of Mr. Davis’ children under the age of 22, Mr. Davis’ spouse and Mr. Davis for a period of 24 months, based on current premium rates.
(7)	Assumes that the total consideration paid by an acquirer in a change in control transaction is $174,554,724 based on (i) 12,901,310 shares outstanding at December 31, 2006 and (ii) December 29, 2006 closing price of $13.53 per share of the Company’s common stock on the NASDAQ Global Market. This payment is calculated by multiplying the transaction value ($174,554,724) by the range set forth in Mr. Davis’ employment agreement (0.25% to 1%).

DIRECTOR COMPENSATION

Cash Compensation

Each non-employee director of the Company not otherwise compensated by the Company receives a fee of $2,000 for attendance at each Board meeting, except for the Lead Director, who receives $2,500, $1,000 for attendance at each telephonic Board meeting, except for the Lead Director, who receives $1,250, $1,000 for attendance at each committee meeting, except for the Chair of such committee, who receives $1,500, and $500 for attendance at each telephonic committee meeting, except for Chair of such committee, who receives $750. In addition, each director also receives an annual retainer of $15,000 payable on January 1 of each year, except for the Lead Director, who receives $18,000. All directors receive reimbursement of travel expenses incurred in connection with their attendance at Board and committee meetings.

Stock Compensation

In 1996, the Board adopted, and the stockholders approved, the 1996 Stock Option Plan for Non-Employee Directors. On the effective date of the plan, each non-employee director of the Company who did not otherwise receive compensation from the Company received an option to purchase 10,000 shares of common stock. In 2001 and 2002, the Company’s stockholders voted to approve amendments to the 1996 Stock Option Plan for Non-Employee Directors, which we refer to as the Director’s Plan. The Director’s Plan provides for an option grant to purchase 20,000 shares of common stock to each new non-employee director upon his or her initial election to the Board. This option grant vests in equal monthly installments over a three-year period. In addition to this initial grant, immediately following each annual meeting of stockholders, each eligible director, other than any eligible director first elected to the Board within the 12 months immediately preceding and including such meeting, is granted an option to purchase 5,000 shares of common stock as of the date of such meeting. In addition, following each annual meeting of stockholders, each eligible director who served as a member of a committee of the Board during the preceding year is granted an additional option to purchase (i) 2,000 shares of common stock if such director served as chairperson of such committee or (ii) 1,000 shares of common stock if such director did not serve as chairperson of such committee. The Director’s Plan expired by its terms in June 2006. Any future option grants to directors of the Company will be made under the Company’s proposed 2007 Stock Incentive Plan, as described on page 30 of this proxy statement.

On March 10, 2005, our Board adopted an amendment to our director compensation program relating to the Board’s Lead Director, which is also incorporated in the proposed 2007 Stock Incentive Plan. Effective with our 2005 Annual Meeting of Stockholders and annually thereafter, our Lead Director is granted an additional option to acquire 2,000 shares of common stock, at an exercise price equal to the then fair market value of the common stock on the date of grant. The terms and conditions of this Lead Director grant will be substantially similar to our annual option grants made to our non-employee directors generally. The Lead Director grant will be in addition to any other option grant or other award that the Lead Director may otherwise be entitled to as a result of such director’s Board and committee membership and participation.

These annual option grants become fully vested six months after the date of grant. The exercise price of options granted under the Director’s Plan or under any other appropriate plan is equal to the fair market value of the common stock on the date of grant. Under the Director’s Plan, in the event an optionee ceases to serve as a director, each option may be exercised by the optionee, for the portion then exercisable, at any time within one year after the optionee ceases to serve as a director of the Company.

The following table sets forth the compensation paid to each of the Company’s non-employee directors in 2006:

Director Compensation Table

Name (1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($) (2) (3)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Cheryl L. Clarkson	$42,500	—	$54,710	—	—	—	$97,210
Daniel F. Hanley, M.D.	$28,000	—	$32,826	—	—	—	$60,826
James E. Lock, M.D.	$29,000	—	$27,355	—	—	—	$56,355
Francis J. Martin	$37,000	—	$54,710	—	—	—	$91,710
Harry A. Schult	$37,500	—	$43,768	—	—	—	$81,268

(1)	John E. Ahern serves as a director but has been omitted from this table since he receives no compensation for serving on our board of directors.
(2)	The amounts included in the “Option Awards” column are based on the dollar amount recognized for financial statement reporting purposes pursuant to FAS 123(R) with respect to fiscal 2006. For additional information regarding the assumptions used by us with respect to the valuation of option awards, refer to Footnote 10 – “Share-Based Compensation” in the Notes to the Consolidated Financial Statements contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2006, which is on file with the SEC.
(3)	The following table shows the aggregate number of option awards, as well as the grant date fair value of the option awards, made during 2006:

Name	Aggregate Option Awards made during 2006 (#)	Grant Date Fair Value of Option Awards made during 2006 ($)
Cheryl L. Clarkson	10,000	$54,710
Daniel F. Hanley, M.D.	6,000	$32,826
James E. Lock, M.D.	5,000	$27,355
Francis J. Martin	10,000	$54,710
Harry A. Schult	8,000	$43,768

The following table shows the aggregate number of outstanding stock options held by each of our directors as of December 31, 2006. Under the Director’s Plan, option grants made to directors upon their initial election to the Board vest in equal monthly installments over a three-year period. Under the Director’s Plan, annual meeting option grants made to directors vest in full on the six-month anniversary of the date of grant:

Name	Stock Options (#)
Cheryl L. Clarkson	55,000
Daniel F. Hanley, M.D.	38,000
James E. Lock, M.D.	17,900
Francis J. Martin	57,000
Harry A. Schult	35,000

PROPOSAL 2—APPROVAL OF 2007 STOCK INCENTIVE PLAN

The Board believes that our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining and motivating key personnel. On March 1, 2007, the Board adopted, subject to stockholder approval, the 2007 Stock Incentive Plan, which we refer to as the 2007 Plan. Up to 600,000 shares of our common stock (subject to adjustment in the event of stock splits and other similar events) may be issued pursuant to awards granted under the 2007 Plan.

The 2007 Plan is intended to replace both the Director’s Plan and the Company’s 2001 Stock Incentive Plan, as amended, which we refer to as the 2001 Plan. The Director’s Plan expired by its terms in June 2006. As of April 27, 2007, options to purchase 197,300 shares of common stock were outstanding under the Director’s Plan and no additional shares were reserved for future option grants. As of April 27, 2007, options to purchase 790,486 shares of common stock were outstanding under the 2001 Plan and an additional 213,325 shares were reserved for future option grants. Upon the expiration of the Director’s Plan, all then outstanding options remained in effect, but no additional option grants may be made under the Director’s Plan.

THE BOARD BELIEVES THAT ADOPTION OF THE 2007 PLAN IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND THEREFORE RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

Description of the 2007 Plan

The following is a brief summary of the 2007 Plan. The following summary is qualified in its entirety by reference to the 2007 Plan, a copy of which is attached as Appendix D to this proxy statement.

Types of Awards

The 2007 Plan provides for the grant of incentive stock options intended to qualify under Section 422 of the Code, non-statutory stock options, stock appreciation rights, restricted stock, restricted stock units and other stock-based awards as described below, which we collectively refer to as awards.

Incentive Stock Options and Non-statutory Stock Options. Optionees receive the right to purchase a specified number of shares of our common stock at a specified option price and subject to such other terms and conditions as are specified in connection with the option grant. Options will be granted at an exercise price which will not be less than 100% of the fair market value of our common stock on the date of grant; provided that if the Board approves the grant of an option with an exercise price to be determined on a future date, the exercise price will not be less than 100% of the fair market value on such future date. In addition, under present law, incentive stock options and options intended to qualify as performance-based compensation under Section 162(m) of the Code may not be granted at an exercise price less than 100% of the fair market value of our common stock on the date of grant (or less than 110% of the fair market value in the case of incentive stock options granted to optionees holding more than 10% of our voting securities). Options may not be granted with a term in excess of ten years. The 2007 Plan permits the following forms of payment of the exercise price of options: (i) payment by cash, check or in connection with a “cashless exercise” through a broker, (ii) subject to certain conditions, surrender to us of shares of our common stock, (iii) subject to certain conditions, delivery to us of a promissory note, (iv) any other lawful means, or (v) any combination of these forms of payment.

Director Options

The 2007 Plan provides for the automatic grant of options to members of the Board who are not employees of the Company, which we refer to as non-employee directors. On the commencement of service on the Board, each non-employee director will receive a non-statutory stock option to purchase 20,000 shares of our common stock, subject to adjustment for changes in capitalization. In addition, on the date of each annual meeting of stockholders, each non-employee director who is both serving as a director immediately before and immediately after such meeting will receive a non-statutory stock option to purchase 5,000 shares of our common stock, except for our Lead Director, who will receive a non-statutory stock option to purchase 7,000 shares of our common stock, subject to adjustment for changes in capitalization; provided, however, that no non-employee director will be eligible to receive this annual option grant unless such director has served on the Board for at least twelve months.

In addition, on the date of each annual meeting of stockholders, each non-employee director who is both serving as a director immediately before and immediately after such meeting and who served as a member of a committee of the Board during the preceding fiscal year will receive a non-statutory stock option to purchase (i) 2,000 shares of our common stock if such director served as chairperson of such committee or (ii) 1,000 shares of our common stock if such director did not serve as chairperson of such committee, subject to adjustment for changes in capitalization; provided, however, that no non-employee director will be eligible to receive this annual option grant unless such director has served on the Board for at least twelve months.

The Board retains the specific authority to from time to time increase or decrease the number of shares subject to options granted to non-employee directors under the 2007 Plan and to issue SARs (as defined below), restricted stock awards or other stock-based awards in lieu of some or all of the options otherwise issuable to non-employee directors, subject to certain limitations described in the 2007 Plan. Options automatically granted to non-employee directors will (i) have an exercise price equal to the closing price of our common stock on the date of grant, (ii) vest in full on the six-month anniversary of the date of grant provided the person is still serving on the Board, (iii) expire on the earlier of ten years from the date of grant or one year following cessation of service on the Board and (iv) contain such other terms and conditions as the Board determines. Notwithstanding the foregoing vesting provisions, (x) no additional vesting will take place after the non-employee director ceases to serve as a director and (y) the Board may provide for accelerated vesting in the case of the death, disability, attainment of mandatory retirement age or retirement following at least ten years of service.

Stock Appreciation Rights. A stock appreciation right, or SAR, is an award entitling the holder, upon exercise, to receive an amount in our common stock or cash or a combination thereof determined in whole or in part by reference to appreciation, from and after the date of grant, in the fair market value of a share of our common stock over the exercise price of such SAR. SARs may be based solely on appreciation in the fair market value of our common stock or on a comparison of such appreciation with some other measure of market growth such as appreciation in a recognized market index. SARs may be granted independently or in tandem with an option. The Board will establish the exercise price of an SAR and specify it in the applicable SAR agreement, which exercise price will not be less than 100% of the fair market value per share of our common stock on the date the SAR is granted; provided that if the Board approves the grant of an SAR with an exercise price to be determined on a future date, the exercise price will not be less than 100% of the fair market value on such future date. Each SAR will be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable SAR agreement, provided that no SAR will be granted with a term in excess of ten years.

Restricted Stock Awards. Restricted stock awards entitle recipients to acquire shares of our common stock, subject to our right to repurchase all or part of such shares from the recipient in the event that the conditions specified in the applicable award are not satisfied prior to the end of the applicable restriction period established for such award. Recipients of restricted stock awards are entitled to all ordinary cash dividends paid with respect to the shares subject to such awards, unless otherwise provided by the Board. Unless otherwise provided by the Board, if any dividends or distributions are paid in shares, or consist of a dividend or distribution to holders of our common stock other than an ordinary cash dividend, the shares, cash or other property will be subject to the same restrictions on transferability and forfeitability as the shares of restricted stock with respect to which they were paid. Each dividend payment will be made no later than the end of the calendar year in which the dividends are paid to stockholders of that class of stock or, if later, the 15th day of the third month following the date the dividends are paid to stockholders of that class of stock. Restricted stock awards are subject to certain limitations on vesting, as described in the 2007 Plan.

Restricted Stock Unit Awards. Restricted stock unit awards entitle the recipient to receive shares of our common stock or cash to be delivered at the time such award vests pursuant to the terms and conditions established by the Board. Upon the vesting of and/or lapsing of any other restrictions (i.e., settlement) with respect to each restricted stock unit award, the recipient is entitled to receive from us one share of our common stock or an amount of cash equal to the fair market value of one share of our common stock, as provided in the applicable award agreement. The Board may, at its discretion, provide that settlement of restricted stock unit awards will be deferred, on a mandatory basis or at the election of the recipient. A recipient has no voting rights with respect to any restricted stock unit awards. To the extent provided by the Board, in its sole discretion, a grant of a restricted stock unit award may provide recipients with the right to receive an amount equal to any dividends or other distributions declared and paid on an equal number of outstanding shares of our common stock, which we refer to as dividend equivalents. Dividend equivalents may be paid currently or credited to an account for the recipients, may be settled in cash and/or shares of our common stock and may be subject to the same restrictions on transfer and forfeitability as the restricted stock unit awards with respect to which paid, as determined by the Board in its sole discretion, subject to the terms and conditions established by the Board and set forth in the applicable award agreement. Restricted stock unit awards are subject to certain limitations on vesting, as described in the 2007 Plan.

Other Stock-Based Awards. Under the 2007 Plan, the Board has the right to grant other awards based upon our common stock having such terms and conditions as the Board may determine, including the grant of shares based upon certain conditions, the grant of awards that are valued in whole or in part by reference to, or otherwise based on, shares of our common stock, and the grant of awards entitling recipients to receive shares of our common stock to be delivered in the future.

Performance Conditions. Grants of restricted stock awards, restricted stock unit awards or other stock-based awards may be made subject to the achievement of performance goals. We refer to such performance-based awards as performance awards. Subject to certain provisions of the 2007 Plan, no performance awards will vest prior to the first anniversary of the date of grant. Grants of performance awards to any officer intended to qualify for deduction under Section 162(m) of the Code will only be made by the Joint Compensation and Options Committee, and will be based on one or more of the following measures: (a) net income, (b) earnings before or after discontinued operations, interest, taxes, depreciation and/or amortization, (c) operating profit before or after discontinued operations and/or taxes, (d) sales, (e) sales growth, (f) earnings growth, (g) cash flow or cash position, (h) gross margins, (i) stock price, (j) market share, (k) return on sales, assets, equity or investment, (l) improvement of financial ratings, (m) achievement of balance sheet or income statement objectives, (n) total stockholder return or (o) success related to clinical trials. These performance measures may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. The Joint Compensation and Options Committee may specify that such performance measures will be adjusted to exclude any one or more of (i) extraordinary items, (ii) gains or losses on the dispositions of discontinued operations, (iii) the cumulative effects of changes in accounting principles, (iv) the writedown of any asset, and (v) charges for restructuring and rationalization programs. Such performance measures: (x) may vary by participant and may be different for different awards; (y) may be particular to a participant or the department, branch, line of business, subsidiary or other unit in which the participant works and may cover such period as may be specified by the Joint Compensation and Options Committee; and (z) will be set by the Joint Compensation and Options Committee within the time period prescribed by, and will otherwise comply with the requirements of, Section 162(m). Awards that are not intended to qualify for deduction under Section 162(m) may be based on these or such other performance measures as the Board may determine.

Transferability of Awards

Except as the Board may otherwise determine or provide in an award, awards may not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an incentive stock option, pursuant to a qualified domestic relations order. During the life of the participant, awards are exercisable only by the participant.

Eligibility to Receive Awards

Employees, officers, directors, consultants and advisors of ours and our subsidiaries and of other business ventures in which we have a controlling interest are eligible to be granted awards under the 2007 Plan. Under present law, however, incentive stock options may only be granted to employees of ours and our subsidiaries.

The maximum number of shares with respect to which awards may be granted to any participant under the 2007 Plan may not exceed 200,000 shares per calendar year. For purposes of this limit, the combination of an option in tandem with an SAR is treated as a single award. The maximum number of shares with respect to which awards other than options and SARs may be granted is 50% of the maximum number of authorized shares as set forth in the 2007 Plan. The maximum number of shares with respect to which awards may be granted to directors who are not employees of the Company at the time of grant is 50% of the maximum number of authorized shares as set forth in the 2007 Plan.

Plan Benefits

As of April 27, 2007, all employees, officers, directors, consultants and advisors of the Company were eligible to receive awards under the 2007 Plan, including our two executive officers and five non-employee directors. The granting of awards under the 2007 Plan is discretionary, and we cannot now determine the number or type of awards to be granted in the future to any particular person or group.

On April 27, 2007, the last reported sale price per share of the our common stock on the NASDAQ Global Market was $15.90.

Administration

The 2007 Plan is administered by the Board. The Board has the authority to adopt, amend and repeal the administrative rules, guidelines and practices relating to the 2007 Plan and to interpret the provisions of the 2007 Plan. Pursuant to the terms of the 2007 Plan, the Board may delegate authority under the 2007 Plan to one or more committees or subcommittees of the Board. The Board has authorized the Joint Compensation and Options Committee to administer certain aspects of the 2007 Plan, including the granting of options to executive officers.

Subject to any applicable limitations contained in the 2007 Plan, the Board, the Joint Compensation and Options Committee, or any other committee to whom the Board delegates authority, as the case may be, selects the recipients of awards and determines (i) the number of shares of our common stock covered by options and the dates upon which such options become exercisable, (ii) the exercise price of options (which may not be less than 100% of the fair market value of our common stock), (iii) the duration of options (which may not exceed ten years), and (iv) the number of shares of our common stock subject to any SAR, restricted stock award, restricted stock unit award or other stock-based awards and the terms and conditions of such awards, including conditions for repurchase, issue price and repurchase price.

The Board may, to the extent permitted by applicable law, delegate to one or more of our officers the power to grant awards to our employees or officers or employees or officers of our subsidiaries and to exercise such other powers under the 2007 Plan as the Board may determine, provided that the Board will fix the terms of the awards to be granted by such officers and the maximum number of shares subject to such awards; provided, however, that none of our officers will be authorized to grant awards to any of our “executive officers” (as that term is defined by Rule 3b-7 under the Exchange Act), to any “officer” (as that term is defined by Rule 16a-1 under the Exchange Act) or to any “covered employee” (as that term is defined under Section 162(m) of the Code).

Adjustments and Reorganization Event

The Board is required to make appropriate adjustments in connection with the 2007 Plan and any outstanding awards to reflect stock splits, stock dividends, recapitalizations, spin-offs and other similar changes in capitalization. The 2007 Plan also contains provisions addressing the consequences of any reorganization event, which is defined as (a) any merger or consolidation of us with or into another entity as a result of which all of our common stock is converted into or exchanged for the right to receive cash, securities or other property, or is cancelled or (b) any exchange of all of our common stock for cash, securities or other property pursuant to a share exchange transaction or (c) any liquidation or dissolution of the Company.

In connection with a reorganization event, the Board or the Joint Compensation and Options Committee will take any one or more of the following actions as to all or any, or any portion, of outstanding awards other than restricted stock awards on such terms as the Board or the Joint Compensation and Options Committee determines: (i) provide that awards will be assumed, or substantially equivalent awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice, provide that all unexercised options or other unexercised awards will terminate immediately prior to the consummation of such reorganization event unless exercised within a specified period following the date of such notice, (iii) provide that outstanding awards will become exercisable, realizable or deliverable, or restrictions applicable to an award will lapse, in whole or in part prior to or upon such reorganization event, (iv) in the event of a reorganization event under the terms of which holders of our common stock will receive upon consummation thereof a cash payment for each share surrendered in the reorganization event, which we refer to as the acquisition price, make or provide for a cash payment to an award holder equal to the excess, if any, of (A) the acquisition price times the number of shares of our common stock subject to the holder’s awards (to the extent the exercise price does not exceed the acquisition price) over (B) the aggregate exercise price of all the holder’s outstanding awards and any applicable tax withholdings, in exchange for the termination of such awards, (v) provide that, in connection with a liquidation or dissolution of the Company, awards will convert into the right to receive liquidation proceeds (if applicable, net of the exercise price thereof and any applicable tax withholdings) and (vi) any combination of the foregoing. In taking any of these permitted actions, the Board will not be obligated by the 2007 Plan to treat all awards, or all awards of the same type, identically.

Upon a reorganization event other than a liquidation or dissolution of the Company, our repurchase and other rights under each outstanding restricted stock award will inure to the benefit of our successor and will, unless the Board determines otherwise, apply to the cash, securities or other property which our common stock was converted into or exchanged for pursuant to the reorganization event in the same manner and to the same extent as they applied to our common stock subject to such restricted stock award. Upon a reorganization event involving the liquidation or dissolution of the Company, except in certain circumstances all restrictions and conditions on all restricted stock awards then outstanding will automatically be deemed terminated or satisfied.

Acceleration

Except as otherwise provided in the 2007 Plan, the Board or the Joint Compensation and Options Committee may at any time provide that any award will become immediately exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

Shares Available for Awards

For purposes of counting the number of shares available for the grant of awards under the 2007 Plan and under the sublimits contained in the 2007 Plan:

•

all shares of our common stock covered by independent SARs will be counted against the number of shares available for the grant of awards, provided, however, that independent SARs that may be settled in cash only shall not be so counted;

•

subject to any limitations under the Code in the case of incentive stock options, if any award (i) expires or is terminated, surrendered, canceled or forfeited or (ii) results in any of our common stock not being issued, including as a result of an independent SAR that was settleable either in cash or in stock actually being settled in cash, the unused shares of our common stock covered by such award will again be available for the grant of awards, provided that, in the case of independent SARs, the full number of shares subject to any stock-settled SAR will be counted against the shares available under the 2007 Plan and against certain sublimits contained in the 2007 Plan regardless of the number of shares actually used to settle such SAR upon exercise;

•

shares of our common stock tendered to us by a participant to purchase shares of our common stock upon the exercise of an award or to satisfy tax withholding obligations will not be added back to the number of shares available for future grant of awards; and

•	shares of our common stock repurchased by the Company on the open market using the proceeds from the exercise of an award will not increase the number of shares available for future grant of awards.

Substitute Options

In connection with a merger or consolidation of an entity with us or the acquisition by us of property or stock of an entity, the Board may grant awards in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute awards may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on awards contained in the 2007 Plan. Substitute awards will not count against the 2007 Plan’s overall share limit or any sublimits contained in the 2007 Plan, except as may be required by the Code.

Limitation on Repricing

Unless approved by our stockholders (i) no outstanding option or SAR granted under the 2007 Plan may be amended to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding option or SAR and (ii) the Board may not cancel any outstanding option or SAR, whether or not granted under the 2007 Plan, and grant in substitution therefor new awards under the 2007 Plan covering the same or a different number of shares of our common stock and having an exercise price per share lower than the then-current exercise price per share of the cancelled option or SAR.

Provisions for Foreign Participants

The Board or the Joint Compensation and Options Committee may modify awards granted to participants who are foreign nationals or employed outside the United States or establish subplans or procedures under the 2007 Plan to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

Amendment or Termination

No award may be made under the 2007 Plan after June 21, 2017 but awards previously granted may extend beyond that date. The Board may at any time amend, suspend or terminate the 2007 Plan, provided that:

•

to the extent required by Section 162(m) of the Code, no award granted to a participant that is intended to comply with Section 162(m) after the date of such amendment will become exercisable, realizable or vested, as applicable to such award, unless and until such amendment shall have been approved by our stockholders if required by Section 162(m), including the vote required under Section 162(m);

•

no amendment that would require stockholder approval under the rules of the NASDAQ Stock Market, or NASDAQ, may be made effective unless and until such amendment shall have been approved by our stockholders; and

•

if NASDAQ amends its corporate governance rules so that such rules no longer require stockholder approval of material amendments to equity compensation plans, then, from and after the effective date of such amendments to the NASDAQ rules, no amendment to the 2007 Plan

•	materially increasing the number of shares authorized under the 2007 Plan,

•	expanding the types of awards that may be granted under the 2007 Plan, or

•	materially expanding the class of participants eligible to participate in the 2007 Plan shall be effective unless we obtain approval of our stockholders.

In addition, if at any time the approval of our stockholders is required as to any other modification or amendment under Section 422 of the Code or any successor provision with respect to incentive stock options, the Board may not effect such modification or amendment without stockholder approval. Unless otherwise specified in the amendment, any amendment to the 2007 Plan will apply to, and be binding on the holders of, all awards outstanding under the 2007 Plan at the time the amendment is adopted, provided the Board determines that such amendment does not materially and adversely affect the rights of participants under the 2007 Plan. No award will be made that is conditioned upon stockholder approval of any amendment to the 2007 Plan.

If our stockholders do not approve the adoption of the 2007 Plan, the 2007 Plan will not go into effect, and we will not grant any awards under the 2007 Plan. In such event, the Board will consider whether to adopt alternative arrangements based on its assessment of our needs.

Federal Income Tax Consequences

The following is a summary of the United States federal income tax consequences that generally will arise with respect to awards granted under the 2007 Plan. This summary is based on the federal tax laws in effect as of the date of this proxy statement. In addition, this summary assumes that all awards are exempt from, or comply with, the rules under Section 409A of the Code regarding nonqualified deferred compensation. The plan provides that no award will provide for deferral of compensation that does not comply with Section 409A of the Code, unless the Board, at the time of grant, specifically provides that the award is not intended to comply with Section 409A. Changes to these laws could alter the tax consequences described below.

Incentive Stock Options

A participant will not have income upon the grant of an incentive stock option. Also, except as described below, a participant will not have income upon exercise of an incentive stock option if the participant has been employed by us or our corporate parent or 50% or more-owned corporate subsidiary at all times beginning with the option grant date and ending three months before the date the participant exercises the option. If the participant has not been so employed during that time, then the participant will be taxed as described below under “Non-statutory Stock Options.” The exercise of an incentive stock option may subject the participant to the alternative minimum tax.

A participant will have income upon the sale of the stock acquired under an incentive stock option at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the participant sells the stock. If a participant sells the stock more than two years after the option was granted and more than one year after the option was exercised, then all of the profit will be long-term capital gain. If a participant sells the stock prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and a portion of the profit will be ordinary compensation income and a portion may be capital gain. This capital gain will be long-term if the participant has held the stock for more than one year and otherwise will be short-term. If a participant sells the stock at a loss (sales proceeds are less than the exercise price), then the loss will be a capital loss. This capital loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Non-statutory Stock Options

A participant will not have income upon the grant of a non-statutory stock option. A participant will have compensation income upon the exercise of a non-statutory stock option equal to the value of the stock on the day the participant exercised the option less the exercise price. Upon sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

Stock Appreciation Rights

A participant will not have income upon the grant of a stock appreciation right. A participant generally will recognize compensation income upon the exercise of an SAR equal to the amount of the cash and the fair market value of any stock received. Upon the sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the SAR was exercised. This capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Restricted Stock Awards

A participant will not have income upon the grant of restricted stock unless an election under Section 83(b) of the Code is made within 30 days of the date of grant. If a timely 83(b) election is made, then a participant will have compensation income equal to the value of the stock less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the date of grant. If the participant does not make an 83(b) election, then when the stock vests the participant will have compensation income equal to the value of the stock on the vesting date less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Restricted Stock Units

A participant will not have income upon the grant of a restricted stock unit. A participant is not permitted to make a Section 83(b) election with respect to a restricted stock unit award. When the restricted stock unit vests, the participant will have income on the vesting date in an amount equal to the fair market value of the stock on the vesting date less the purchase price, if any. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Other Stock-Based Awards

The tax consequences associated with any other stock-based award granted under the 2007 Plan will vary depending on the specific terms of such award. Among the relevant factors are whether or not the award has a readily ascertainable fair market value, whether or not the award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the award and the participant’s holding period and tax basis for the award or underlying common stock.

Tax Consequences to Us

There will be no tax consequences to us except that we will be entitled to a deduction when a participant has compensation income. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information about the securities authorized for issuance as of December 31, 2006 under the Company’s equity compensation plans, including the 1996 Stock Option Plan, the 1998 Stock Incentive Plan, the 2001 Plan and the Director’s Plan. All of the Company’s equity compensation plans were adopted with the approval of its stockholders.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c) (1)
Equity compensation plans approved by security holders(2)	1,519,883	$6.94	240,324
Equity compensation plans not approved by security holders	—	—	—

Total	1,519,883	$6.94	240,324

(1)	Includes no shares of common stock issuable under the Company’s 1996 Stock Option Plan, 10,762 shares of common stock issuable under the Company’s 1998 Stock Incentive Plan, 229,562 shares of common stock issuable under the 2001 Plan and no shares of common stock issuable under the Director’s Plan.

(2)	With respect to the 2007 Plan, this table excludes the 600,000 shares that would be available for issuance if the proposal set forth herein to approve the 2007 Plan is approved at the Annual Meeting. Future grants of shares under the 2007 Plan may be issued in the form of stock options, restricted stock, stock appreciation rights, restricted stock units and other stock-based awards.

PROPOSAL 3—RATIFICATION OF THE SELECTION

OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board has selected the firm of Ernst & Young as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007. Ernst & Young served as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2006. Although stockholder approval of the Board’s selection of Ernst & Young is not required by law, the Board believes that it is advisable to give stockholders an opportunity to ratify this selection. If this proposal is not approved, the Board may reconsider its selection.

A representative from Ernst & Young is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and will also be available to respond to appropriate questions from stockholders.

THE BOARD BELIEVES THAT RATIFICATION OF THE SELECTION OF ERNST & YOUNG AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2007 IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND THEREFORE RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed the Company’s audited financial statements for the fiscal year ended December 31, 2006 and has discussed these financial statements with the Company’s management and the Company’s independent registered public accounting firm, Ernst & Young. The Company’s management is responsible for the preparation of the Company’s financial statements and for maintaining an adequate system of disclosure controls and procedures and internal control over financial reporting for that purpose. Ernst & Young is responsible for conducting an independent audit of the Company’s annual financial statements in accordance with generally accepted accounting principles and issuing a report on the results of their audit. The Audit Committee is responsible for providing independent, objective oversight of these processes.

The Audit Committee has also discussed with Ernst & Young the matters required to be discussed by Statement on Auditing Standards No. 61 as amended (AICPA, Professional Standards, Vol. 1, AU Section 380) as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

The Audit Committee has received the written disclosures and the letter from Ernst & Young required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1., Independence Discussions with Audit Committees) as adopted by the Public Company Accounting Oversight Board in Rule 3600T, and has discussed with Ernst & Young its independence from the Company.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006.

By the Audit Committee of the Board of Directors of NMT Medical, Inc.:

Harry A. Schult, Chair

Cheryl L. Clarkson

Francis J. Martin

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Auditors’ Fees

The following table summarizes the fees of Ernst & Young, the Company’s independent registered public accounting firm, billed to the Company for each of the last two fiscal years.

Fee Category	Fiscal Year 2006	Fiscal Year 2005
Audit Fees(1)	$291,000	$335,000
Audit Related Fees(2)	—	—
Tax Fees(3)	94,000	116,000
All Other Fees(4)	13,000	—

Total Fees	$398,000	$451,000

(1)	Audit fees consist of fees for the audit of the Company’s financial statements, the audit of the Company’s internal control over financial reporting, the review of the interim financial statements included in the Company’s quarterly reports on Form 10-Q, and other professional services provided in connection with statutory and regulatory filings or engagements.
(2)	Audit related fees consist of fees for assurance and related services that are reasonably related to the performance of the audit and the review of the Company’s financial statements, which are not reported under “Audit Fees.”
(3)	Tax fees consist of tax compliance, tax advice and tax planning services. Tax compliance services, which relate to preparation of U.S. federal income tax returns, preparation of state income and franchise tax returns, preparation of European subsidiary returns, consultation on state sales tax compliance issues and European VAT compliance, accounted for $94,000 of the total tax fees billed in fiscal 2006 and $116,000 of the total tax fees billed in fiscal 2005. Tax advice and tax planning services relate to assistance with tax audits and appeals, employee benefit plans and requests for rulings or technical advice from taxing authorities. None of the tax fees billed in fiscal 2006 and fiscal 2005 were provided under the de minimis exception to the Audit Committee pre-approval requirements.
(4)	All other fees for fiscal 2006 consist of fees related to the filing of a registration statement on Form S-3 and a registration statement on a Form S-8. There were no all other fees for fiscal 2005. None of the all other fees billed in fiscal 2006 were provided under the de minimis exception to the Audit Committee pre-approval requirements.

Pre-Approval Policy and Procedures

The Audit Committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by the Company’s independent registered public accounting firm. This policy generally provides that the Company will not engage its independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by the Audit Committee or the engagement is entered into pursuant to one of the pre-approval procedures described below.

From time to time, the Audit Committee may pre-approve specified types of services that are expected to be provided to the Company by its independent registered public accounting firm during the next 12 months. Any such pre-approval is detailed as to the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

ADDITIONAL INFORMATION

Matters to be Considered at the Annual Meeting

The Board does not know of any other matters that may come before the Annual Meeting. However, if any other matters are properly presented at the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

Solicitation of Proxies

The Company will bear the costs of soliciting proxies. In addition to solicitations by mail, the Company’s directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, telegraph, facsimile, e-mail and personal interviews. The Company will also request that brokerage houses, custodians, nominees and fiduciaries all forward copies of the proxy material to those persons for whom they hold shares and request instructions for voting such proxies. The Company will reimburse such brokerage houses and other persons for their reasonable expenses in connection with this distribution.

Householding of Annual Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of the Company’s proxy statement or annual report may have been sent to multiple stockholders in your household. The Company will promptly deliver a separate copy of either document to you if you call or write the Company at the following address or phone number: Secretary, NMT Medical, Inc., 27 Wormwood Street, Boston, Massachusetts 02210-1625, (617) 737-0930. If you want to receive separate copies of the annual report and proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact the Company at the above address and phone number.

Stockholder Proposals for 2008 Annual Meeting

Proposals of stockholders intended to be presented at the 2008 Annual Meeting of Stockholders must be received by the Company at its principal offices, 27 Wormwood Street, Boston, Massachusetts 02210-1625 no later than January 1, 2008 in order to be considered for inclusion in the proxy statement for that meeting.

If a stockholder of the Company wishes to present a proposal before the 2008 Annual Meeting of Stockholders but does not wish to have the proposal considered for inclusion in the Company’s proxy statement and proxy card, such stockholder must give written notice to the Secretary of the Company at the address noted above. The Secretary must receive such notice by March 31, 2008. If a stockholder fails to provide timely notice of a proposal to be presented at the 2008 Annual Meeting of Stockholders, the proxies designated by the Board will have discretionary authority to vote on any such proposal.

Electronic Voting

If you own your shares of common stock of record, you may vote your shares over the Internet at www.voteproxy.com or telephonically by calling 1-800-PROXIES (1-800-776-9437) and by following the instructions on the enclosed proxy card. Proxies submitted over the Internet or by telephone must be received by 11:59 p.m. Eastern Time on June 20, 2007.

If the shares you own are held in “street name” by a bank or brokerage firm, your bank or brokerage firm will provide a vote instruction form to you with this proxy statement, which you may use to direct how your shares will be voted. Many banks and brokerage firms also offer the option of voting over the Internet or by telephone, instructions for which would be provided by your bank or brokerage firm on your vote instruction form.

By Order of the Board of Directors,

Richard E. Davis, Secretary

April 30, 2007

THE BOARD OF DIRECTORS HOPES THAT YOU WILL ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE (OR VOTE YOUR SHARES OVER THE INTERNET OR BY TELEPHONE). PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING AND YOUR COOPERATION IS APPRECIATED. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE YOUR STOCK PERSONALLY EVEN IF YOU HAVE SENT IN YOUR PROXIES.

Appendix A

NMT MEDICAL, INC.

THIRD AMENDED AND RESTATED

AUDIT COMMITTEE CHARTER

(Adopted by the Board of Directors on March 1, 2007)

A.    Purpose

The purpose of the Audit Committee is to assist the Board of Directors’ oversight of the Company’s accounting and financial reporting processes and the audits of the Company’s financial statements.

B.    Structure and Membership

1. Number. Except as otherwise permitted by the applicable NASDAQ rules, the Audit Committee shall consist of at least three members of the Board of Directors.

2. Independence. Except as otherwise permitted by the applicable NASDAQ rules, each member of the Audit Committee shall be independent as defined by NASDAQ rules, meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (subject to the exemptions provided in Rule 10A-3(c)), and not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years.

3. Financial Literacy. Each member of the Audit Committee must be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement, at the time of his or her appointment to the Audit Committee. In addition, at least one member must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Unless otherwise determined by the Board of Directors (in which case disclosure of such determination shall be made in the Company’s annual report filed with the Securities and Exchange Commission (the “SEC”)), at least one member of the Audit Committee shall be an “audit committee financial expert” (as defined by applicable SEC rules).

4. Chair. Unless the Board of Directors elects a Chair of the Audit Committee, the Audit Committee shall elect a Chair by majority vote.

5. Compensation. The compensation of Audit Committee members shall be as determined by the Board of Directors. No member of the Audit Committee may receive, directly or indirectly, any consulting, advisory or other compensatory fee from the Company or any of its subsidiaries, other than fees paid in his or her capacity as a member of the Board of Directors or a committee of the Board.

6. Selection and Removal. Members of the Audit Committee shall be appointed by the Board of Directors, upon the recommendation of the Nominating and Corporate Governance Committee. The Board of Directors may remove members of the Audit Committee from such committee, with or without cause.

C.    Authority and Responsibilities

General

The Audit Committee shall discharge its responsibilities, and shall assess the information provided by the Company’s management and the independent auditor, in accordance with its business judgment. Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements, for the appropriateness of the accounting principles and reporting policies that are used by the Company and for establishing and maintaining adequate internal control over financial reporting. The independent auditors are responsible for auditing the Company’s financial statements and the Company’s internal control over financial reporting and for reviewing the Company’s unaudited interim financial statements. The authority and responsibilities set forth in this Charter do not reflect or create any duty or obligation of the Audit Committee to plan or conduct any audit, to determine or certify that the Company’s financial statements are complete, accurate, fairly presented, or in accordance with generally accepted accounting principles or applicable law, or to guarantee the independent auditor’s reports.

Oversight of Independent Auditors

1. Selection. The Audit Committee shall be solely and directly responsible for appointing, evaluating, retaining and, when necessary, terminating the engagement of the independent auditor. The Audit Committee may, in its discretion, seek stockholder ratification of the independent auditor it appoints.

2. Independence. The Audit Committee shall take, or recommend that the full Board of Directors take, appropriate action to oversee the independence of the independent auditor. In connection with this responsibility, the Audit Committee shall obtain and review a formal written statement from the independent auditor describing all relationships between the auditor and the Company, including the disclosures required by Independence Standards Board Standard No. 1. The Audit Committee shall actively engage in dialogue with the auditor concerning any disclosed relationships or services that might impact the objectivity and independence of the auditor.

3. Compensation. The Audit Committee shall have sole and direct responsibility for setting the compensation of the independent auditor. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of the independent auditor established by the Audit Committee.

4. Preapproval of Services. The Audit Committee shall preapprove all audit services to be provided to the Company, whether provided by the principal auditor or other firms, and all other services (review, attest and non-audit) to be provided to the Company by the independent auditor; provided, however, that de minimis non-audit services may instead be approved in accordance with applicable SEC rules.

5. Oversight. The independent auditor shall report directly to the Audit Committee, and the Audit Committee shall have sole and direct responsibility for overseeing the work of the independent auditor, including resolution of disagreements between Company management and the independent auditor regarding financial reporting. In connection with its oversight role, the Audit Committee shall, from time to time as appropriate, receive and consider the reports required to be made by the independent auditor regarding:

•	critical accounting policies and practices;

•

alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with Company management, including ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

•	other material written communications between the independent auditor and Company management.

6. Quality-Control Report. At least annually, the Audit Committee shall obtain and review a report by the independent auditor describing:

•	the firm’s internal quality-control procedures; and

•

any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

Audited Financial Statements

7. Review and Discussion. The Audit Committee shall review and discuss with the Company’s management and independent auditor the Company’s audited financial statements, including the matters about which Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU §380) requires discussion.

8. Recommendation to Board Regarding Financial Statements. The Audit Committee shall consider whether it will recommend to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K.

9. Audit Committee Report. The Audit Committee shall prepare an annual committee report for inclusion where necessary in the proxy statement of the Company relating to its annual meeting of security holders.

Review of Other Financial Disclosures

10. Independent Auditor Review of Interim Financial Statements. The Audit Committee shall direct the independent auditor to use its best efforts to perform all reviews of interim financial information prior to disclosure by the Company of such information and to discuss promptly with the Audit Committee and the Chief Financial Officer (the “CFO”) any matters identified in connection with the auditor’s review of interim financial information which are required to be discussed by applicable auditing standards. The Audit Committee shall direct management to advise the Audit Committee in the event that the Company proposes to disclose interim financial information prior to completion of the independent auditor’s review of interim financial information.

11. Earnings Release and Other Financial Information. The Audit Committee shall discuss and review the types of information to be disclosed in the Company’s earnings press releases, as well as in any other publicly disclosed financial information and earnings guidance.

12. Quarterly Financial Statements. The Audit Committee shall discuss with the Company’s management and independent auditor the Company’s quarterly financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”.

Controls and Procedures

13. Oversight. The Audit Committee shall coordinate the Board of Directors’ oversight of the Company’s internal control over financial reporting, disclosure controls and procedures and code of conduct. The Audit Committee shall receive and review the reports of the Chief Executive Officer (the “CEO”) and CFO required by Rule 13a-14 of the Exchange Act.

14. Procedures for Complaints. The Audit Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

15. Related Person Transaction Policies and Procedures. The Audit Committee shall review the Company’s policies and procedures for reviewing and approving or ratifying “related person transactions” (defined as transactions required to be disclosed pursuant to Item 404 of Regulation S-K), including the Company’s Related Person Transaction Policy, and recommend any changes to the Board.

16. Review of Related Person Transactions. The Audit Committee shall review all related person transactions for potential conflict of interest situations on an ongoing basis in accordance with the Company’s Related Person Transaction Policy, and all such transactions shall be approved or ratified by the Audit Committee.

17. Additional Powers. The Audit Committee shall have such other duties as may be delegated from time to time by the Board of Directors.

D.    Procedures and Administration

1. Meetings. The Audit Committee shall meet as often as it deems necessary in order to perform its responsibilities. The Audit Committee may also act by unanimous written consent in lieu of a meeting. The Audit Committee shall, at least once a year, meet separately with: (i) the independent auditor; and (ii) Company management. The Audit Committee shall keep such records of its meetings as it shall deem appropriate.

2. Subcommittees. The Audit Committee may form and delegate authority to one or more subcommittees (including a subcommittee consisting of a single member), as it deems appropriate from time to time under the circumstances. Any decision of a subcommittee to preapprove audit, review, attest or non-audit services shall be presented to the full Audit Committee at its next scheduled meeting.

3. Reports to Board. The Audit Committee shall report regularly to the Board of Directors.

4. Charter. At least annually, the Audit Committee shall review and reassess the adequacy of this Charter and recommend any proposed changes to the Board of Directors for approval.

5. Independent Advisors. The Audit Committee is authorized, without further action by the Board of Directors, to engage such independent legal, accounting and other advisors as it deems necessary or appropriate to carry out its responsibilities. Such independent advisors may be the regular advisors to the Company. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of such advisors as established by the Audit Committee.

6. Investigations. The Audit Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Audit Committee or any advisors engaged by the Audit Committee.

7. Funding. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

8. Annual Self-Evaluation. At least annually, the Audit Committee shall evaluate its own performance.

Appendix B

NMT MEDICAL, INC.

AMENDED AND RESTATED

JOINT COMPENSATION AND OPTIONS COMMITTEE CHARTER

(Adopted by the Board of Directors on March 1, 2007)

A.    Purpose

The purpose of the Joint Compensation and Options Committee of NMT Medical, Inc. (the “Company”) is to assist the Board of Directors in the discharge of its responsibilities relating to the: (i) compensation of the Company’s executive officers, (ii) oversight of the Company’s equity incentive plans and (iii) oversight of the Company’s cash compensation and incentive plans.

B.    Structure and Membership

1. Number. The Joint Compensation and Options Committee shall consist of at least three members of the Board of Directors.

2. Independence. Except as otherwise permitted by the applicable NASDAQ rules, each member of the Joint Compensation and Options Committee shall be an “independent director” as defined by the applicable NASDAQ rules.

3. Chair. Unless the Board of Directors elects a Chair of the Joint Compensation and Options Committee, the Joint Compensation and Options Committee shall elect a Chair by majority vote.

4. Compensation. The compensation of Joint Compensation and Options Committee members shall be as determined by the Board of Directors.

5. Selection and Removal. Members of the Joint Compensation and Options Committee shall be appointed by the Board of Directors, upon the recommendation of the Nominating and Corporate Governance Committee. The Board of Directors may remove members of the Joint Compensation and Options Committee from such committee, with or without cause.

C.    Authority and Responsibilities

General

The Joint Compensation and Options Committee shall discharge its responsibilities, and shall assess the information provided by the Company’s management, in accordance with its business judgment.

Compensation Matters

1. Executive Officer Compensation. The Joint Compensation and Options Committee, or a majority of the independent directors of the Board of Directors, shall review and approve, or recommend for approval by the Board of Directors, the compensation of the Company’s Chief Executive Officer (the “CEO”), Chief Financial Officer (the “CFO”) and any other executive officers who are covered by Rule 16a-1(f) of the Securities

Exchange Act of 1934 (the “Section 16 Officers”), including salary, bonus and incentive compensation levels; deferred compensation; executive perquisites; equity compensation (including awards to induce employment); severance arrangements; change-in-control benefits and other forms of executive officer compensation. The Joint Compensation and Options Committee or the independent directors of the Board of Directors, as the case may be, shall meet without the presence of executive officers when approving or deliberating on CEO compensation but may, in its or their discretion, invite the CEO to be present during the approval of, or deliberations with respect to, the compensation of the CFO and any other Section 16 Officers.

2. Plan Recommendations and Approvals. The Joint Compensation and Options Committee shall periodically review and make recommendations to the Board of Directors with respect to incentive-compensation plans and equity-based plans. In addition, in the case of any tax-qualified, non-discriminatory employee benefit plans (and any parallel nonqualified plans) for which stockholder approval is not sought and pursuant to which options or stock may be acquired by officers, directors, employees or consultants of the Company, the Joint Compensation and Options Committee, or a majority of the independent directors of the Board of Directors, shall approve such plans.

3. Administration of Plans. The Joint Compensation and Options Committee shall exercise all rights, authority and functions of the Board of Directors under all of the Company’s stock option, stock incentive, employee stock purchase and other equity-based plans, including without limitation, the authority to interpret the terms thereof, to grant options thereunder and to make stock awards thereunder; provided, however, that, except as otherwise expressly authorized to do so by this charter or a plan or resolution of the Board of Directors, the Joint Compensation and Options Committee shall not be authorized to amend any such plan. To the extent permitted by applicable law and the provisions of a given equity-based plan, and consistent with the requirements of applicable law and such equity-based plan, the Joint Compensation and Options Committee may delegate to one or more executive officers of the Company the power to grant options or other stock awards pursuant to such equity-based plan to newly hired employees of the Company or any subsidiary of the Company who are not directors or executive officers of the Company. The Joint Compensation and Options Committee, or a majority of the independent directors of the Board of Directors, shall approve any inducement awards granted in reliance on the exemption from shareholder approval contained in NASDAQ Rule 4350(i)(1)(A)(iv).

4. Director Compensation. The Joint Compensation and Options Committee shall periodically review and make recommendations to the Board of Directors with respect to director compensation.

5. Review and Discussion of Compensation Discussion and Analysis; Recommendation to Board. The Joint Compensation and Options Committee shall review and discuss annually with management the Company’s “Compensation Discussion and Analysis” required by Item 402(b) of Regulation S-K (the “CD&A”). The Joint Compensation and Options Committee shall consider annually whether it will recommend to the Board that the CD&A be included in the Company’s Annual Report on Form 10-K, proxy statement on Schedule 14A or information statement on Schedule 14C.

6. Compensation Committee Report. The Joint Compensation and Options Committee shall prepare the annual Joint Compensation and Options Committee Report required by Item 407(e)(5) of Regulation S-K.

7. Equity and Cash Incentive Plans. The Joint Compensation and Options Committee shall have general oversight and review responsibilities with respect to the Company’s equity and cash incentive plans.

8. Additional Powers. The Joint Compensation and Options Committee shall have such other duties as may be delegated from time to time by the Board of Directors.

D.    Procedures and Administration

1. Meetings. The Joint Compensation and Options Committee shall meet as often as it deems necessary in order to perform its responsibilities. The Joint Compensation and Options Committee may also act by unanimous written consent in lieu of a meeting. The Joint Compensation and Options Committee shall keep such records of its meetings as it shall deem appropriate.

2. Subcommittees. The Joint Compensation and Options Committee may form and delegate authority to one or more subcommittees as it deems appropriate from time to time under the circumstances (including (a) a subcommittee consisting of a single member and (b) a subcommittee consisting of at least two members, each of whom qualifies as a “non-employee director,” as such term is defined from time to time in Rule 16b-3 promulgated under the Exchange Act, and an “outside director,” as such term is defined from time to time in Section 162(m) of the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder).

3. Reports to Board. The Joint Compensation and Options Committee shall report regularly to the Board of Directors.

4. Charter. The Joint Compensation and Options Committee shall periodically review and reassess the adequacy of this Charter and recommend any proposed changes to the Board of Directors for approval.

5. Consulting Arrangements. The Joint Compensation and Options Committee shall have the authority to retain and terminate any compensation consultant to be used to assist in the evaluation of executive officer compensation and shall have authority to approve the consultant’s fees and other retention terms. The Joint Compensation and Options Committee shall also have authority to commission compensation surveys or studies as the need arises. The Joint Compensation and Options Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of such consultants as established by the Joint Compensation and Options Committee.

6. Independent Advisors. The Joint Compensation and Options Committee shall have the authority, without further action by the Board of Directors, to engage such independent legal, accounting and other advisors as it deems necessary or appropriate to carry out its responsibilities. Such independent advisors may be the regular advisors to the Company. The Joint Compensation and Options Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of such advisors as established by the Joint Compensation and Options Committee.

7. Investigations. The Joint Compensation and Options Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Joint Compensation and Options Committee or any advisors engaged by the Joint Compensation and Options Committee.

Appendix C

NMT MEDICAL, INC.

AMENDED AND RESTATED

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

(Adopted by the Board of Directors on March 1, 2007)

A.    Purpose

The purpose of the Nominating and Corporate Governance Committee is to:

•	recommend to the Board the persons to be nominated for election as directors at any meeting of stockholders and the persons (if any) to be elected by the Board to fill any vacancies on the Board;

•	develop and recommend to the Board a set of corporate governance guidelines applicable to the Company; and

•	oversee the evaluation of the Board.

B.    Structure and Membership

1. Number. The Nominating and Corporate Governance Committee shall consist of such number of directors as the Board shall from time to time determine.

2. Independence. Except as otherwise permitted by the applicable rules of NASDAQ, each member of the Nominating and Corporate Governance Committee shall be an “independent director” as defined by such rules.

3. Chair. Unless the Board elects a Chair of the Nominating and Corporate Governance Committee, the Committee shall elect a Chair by majority vote.

4. Compensation. The compensation of Nominating and Corporate Governance Committee members shall be as determined by the Board.

5. Selection and Removal. Members of the Nominating and Corporate Governance Committee shall be appointed by the Board, upon the recommendation of the Committee. The Board may remove members of the Nominating and Corporate Governance Committee from such Committee, with or without cause.

C.    Authority and Responsibilities

General

The Nominating and Corporate Governance Committee shall discharge its responsibilities, and shall assess the information provided by the Company’s management, in accordance with its business judgment.

Board and Committee Membership

1. Selection of Director Nominees. Except where the Company is legally required by contract, bylaw or otherwise to provide third parties with the right to nominate directors, the Nominating and Corporate Governance Committee shall be responsible for recommending to the Board the nominees for election as directors at any meeting of stockholders and the persons to be elected by the Board to fill any vacancies on the Board. In making such recommendations, the Committee shall consider candidates proposed by stockholders. The Committee shall review and evaluate information available to it regarding candidates proposed by stockholders and shall apply the same criteria, and shall follow substantially the same process in considering them, as it does in considering other candidates.

2. Criteria for Selecting Directors. The criteria to be used by the Nominating and Corporate Governance Committee in recommending directors and by the Board in nominating directors are as set forth in the Company’s Corporate Governance Guidelines. The Committee shall be responsible for reviewing with the Board, on an annual basis, the requisite skills and criteria for new Board members as well as the composition of the Board as a whole. The Committee may adopt, and periodically review and revise as it deems appropriate, procedures regarding director candidates proposed by stockholders.

3. Search Firms. The Nominating and Corporate Governance Committee shall have the authority to retain and terminate any search firm to be used to identify director nominees, including authority to approve the search firm’s fees and other retention terms. The Committee is empowered, without further action by the Board, to cause the Company to pay the compensation of any search firm engaged by the Committee.

4. Selection of Committee Members. The Nominating and Corporate Governance Committee shall be responsible for recommending to the Board the directors to be appointed to each committee of the Board.

Corporate Governance

5. Corporate Governance Guidelines. The Nominating and Corporate Governance Committee is responsible for developing and recommending to the Board a set of Corporate Governance Guidelines applicable to the Company. The Committee shall, from time to time as it deems appropriate, review and reassess the adequacy of such Corporate Governance Guidelines and recommend any proposed changes to the Board for approval.

Evaluation of the Board

6. Evaluation of the Board. The Nominating and Corporate Governance Committee shall be responsible for overseeing an annual self-evaluation of the Board to determine whether it and its committees are functioning effectively. The Committee shall determine the nature of the evaluation, supervise the conduct of the evaluation and prepare an assessment of the Board’s performance, to be discussed with the Board.

7. Additional Powers. The Nominating and Corporate Governance Committee shall have such other duties as may be delegated from time to time by the Board.

D.    Procedures and Administration

1. Meetings. The Nominating and Corporate Governance Committee shall meet as often as it deems necessary in order to perform its responsibilities. The Committee may also act by unanimous written consent in lieu of a meeting. The Committee shall keep such records of its meetings as it shall deem appropriate.

2. Subcommittees. The Nominating and Corporate Governance Committee may form and delegate authority to one or more subcommittees (including a subcommittee consisting of a single member), as it deems appropriate from time to time under the circumstances.

3. Reports to the Board. The Nominating and Corporate Governance Committee shall report regularly to the Board.

4. Charter. The Nominating and Corporate Governance Committee shall, from time to time as it deems appropriate, review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

5. Independent Advisors. The Nominating and Corporate Governance Committee shall have the authority to engage such independent legal and other advisors as it deems necessary or appropriate to carry out its responsibilities. Such independent advisors may be the regular advisors to the Company. The Committee is empowered, without further action by the Board, to cause the Company to pay the compensation of such advisors as established by the Committee.

6. Investigations. The Nominating and Corporate Governance Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Committee or any advisors engaged by the Committee.

Appendix D

NMT MEDICAL, INC.

2007 STOCK INCENTIVE PLAN

1. Purpose

The purpose of this 2007 Stock Incentive Plan (the “Plan”) of NMT Medical, Inc., a Delaware corporation (the “Company”), is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to better align the interests of such persons with those of the Company’s stockholders. Except where the context otherwise requires, the term “Company” shall include any of the Company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”) and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest, as determined by the Board of Directors of the Company (the “Board”).

2. Eligibility

All of the Company’s employees, officers, directors, consultants and advisors are eligible to be granted options, stock appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”) and other stock-based awards (each, an “Award”) under the Plan. Each person who receives an Award under the Plan is deemed a “Participant”.

3. Administration and Delegation

(a) Administration by Board of Directors. The Plan will be administered by the Board. The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may construe and interpret the terms of the Plan and any Award agreements entered into under the Plan. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board’s sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award. No director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the Plan made in good faith.

(b) Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a “Committee”). All references in the Plan to the “Board” shall mean the Board or a Committee of the Board or the officers referred to in Section 3(c) to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee or officers.

(c) Delegation to Officers. To the extent permitted by applicable law, the Board may delegate to one or more officers of the Company the power to grant Awards (subject to any limitations under the Plan) to employees or officers of the Company or any of its present or future subsidiary corporations and to exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the terms of the Awards to be granted by such officers (including the exercise price of such Awards, which may include a formula by which the exercise price will be determined) and the maximum number of shares subject to Awards that the officers may grant; provided further, however, that no officer shall be authorized to grant Awards to any “executive officer” of the Company (as defined by Rule 3b-7 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) or to any “officer” of the Company (as defined by Rule 16a-1 under the Exchange Act).

4. Stock Available for Awards

(a) Number of Shares; Share Counting.

(1) Authorized Number of Shares. Subject to adjustment under Section 10, Awards may be made under the Plan for up to 600,000 shares of common stock, $0.001 par value per share, of the Company (the “Common Stock”). Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

(2) Share Counting. For purposes of counting the number of shares available for the grant of Awards under the Plan and under the sublimits contained in Sections 4(b)(2) and 4(b)(3), (i) all shares of Common Stock covered by independent SARs shall be counted against the number of shares available for the grant of Awards; provided, however, that independent SARs that may be settled in cash only shall not be so counted; (ii) if any Award (A) expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right) or (B) results in any Common Stock not being issued (including as a result of an independent SAR that was settleable either in cash or in stock actually being settled in cash), the unused Common Stock covered by such Award shall again be available for the grant of Awards; provided, however, in the case of Incentive Stock Options (as hereinafter defined), the foregoing shall be subject to any limitations under the Code; and provided further, in the case of independent SARs, that the full number of shares subject to any stock-settled SAR shall be counted against the shares available under the Plan and against the sublimits listed in the first clause of this Section regardless of the number of shares actually used to settle such SAR upon exercise; (iii) shares of Common Stock tendered to the Company by a Participant to (A) purchase shares of Common Stock upon the exercise of an Award or (B) satisfy tax withholding obligations (including shares retained from the Award creating the tax obligation) shall not be added back to the number of shares available for the future grant of Awards; and (iv) shares of Common Stock repurchased by the Company on the open market using the proceeds from the exercise of an Award shall not increase the number of shares available for future grant of Awards.

(b) Sub-limits. Subject to adjustment under Section 10, the following sub-limits on the number of shares subject to Awards shall apply:

(1) Section 162(m) Per-Participant Limit. The maximum number of shares of Common Stock with respect to which Awards may be granted to any Participant under the Plan shall be 200,000 per calendar year. For purposes of the foregoing limit, the combination of an Option in tandem with an SAR (as each is hereafter defined) shall be treated as a single Award. The per-Participant limit described in this Section 4(b)(1) shall be construed and applied consistently with Section 162(m) of the Code or any successor provision thereto, and the regulations thereunder (“Section 162(m)”).

(2) Limit on Awards other than Options and SARS. The maximum number of shares with respect to which Awards other than Options and SARs may be granted shall be 50% of the maximum number of authorized shares as set forth in Section 4(a)(1).

(3) Limit on Awards to Directors. The maximum number of shares with respect to which Awards may be granted to directors who are not employees of the Company at the time of grant shall be 50% of the maximum number of authorized shares as set forth in Section 4(a)(1).

(c) Substitute Awards. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute Awards may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Awards contained in the Plan. Substitute Awards shall not count against the overall share limit set forth in Section 4(a)(1) or any sublimits contained in the Plan, except as may be required by reason of Section 422 and related provisions of the Code.

5. Stock Options

(a) General. The Board may grant options to purchase Common Stock (each, an “Option”) and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. An Option that is not intended to be an Incentive Stock Option (as hereinafter defined) shall be designated a “Nonstatutory Stock Option.”

(b) Incentive Stock Options. An Option that the Board intends to be an “incentive stock option” as defined in Section 422 of the Code (an “Incentive Stock Option”) shall only be granted to employees of NMT Medical, Inc., any of NMT Medical, Inc.’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code, and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) that is intended to be an Incentive Stock Option is not an Incentive Stock Option or for any action taken by the Board, including without limitation the conversion of an Incentive Stock Option to a Nonstatutory Stock Option.

(c) Exercise Price. The Board shall establish the exercise price of each Option and specify it in the applicable option agreement. The exercise price shall be not less than 100% of the Fair Market Value (as defined in Section 5(h)) on the date the Option is granted; provided that if the Board approves the grant of an Option with an exercise price to be determined on a future date, the exercise price shall be not less than 100% of the Fair Market Value on such future date.

(d) Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement, provided, however, that no Option will be granted with a term in excess of 10 years.

(e) Exercise of Option. Options may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board, together with payment in full as specified in Section 5(f) for the number of shares for which the Option is exercised. Shares of Common Stock subject to the Option will be delivered by the Company following exercise either as soon as practicable.

(f) Payment Upon Exercise. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

(1) in cash or by check, payable to the order of the Company;

(2) except as may otherwise be provided in the applicable option agreement, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;

(3) to the extent provided for in the applicable option agreement or approved by the Board, in its sole discretion, by delivery (either by actual delivery or attestation) of shares of Common Stock owned by the Participant valued at their fair market value as determined by (or in a manner approved by) the Board, provided (i) such method of payment is then permitted under applicable law, (ii) such Common Stock, if acquired directly from the Company, was owned by the Participant for such minimum period of time, if any, as may be established by the Board in its discretion and (iii) such Common Stock is not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements;

(4) to the extent permitted by applicable law and provided for in the applicable option agreement or approved by the Board, in its sole discretion, by (i) delivery of a promissory note of the Participant to the Company on terms determined by the Board, or (ii) payment of such other lawful consideration as the Board may determine; or

(5) by any combination of the above permitted forms of payment.

(g) Limitation on Repricing. Unless such action is approved by the Company’s stockholders: (1) no outstanding Option granted under the Plan may be amended to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding Option (other than adjustments pursuant to Section 10), and (2) the Board may not cancel any outstanding option (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan covering the same or a different number of shares of Common Stock and having an exercise price per share lower than the then-current exercise price per share of the cancelled option.

(h) Fair Market Value. Fair Market Value of a share of Common Stock for purposes of the Plan is the closing sale price (for the primary trading session) of the Common Stock on the national securities exchange on which the Common Stock is then traded on the date of grant (or if the date of grant is not a trading day on such exchange, the trading date immediately prior to the date of grant) or if the Common Stock is not then traded on a national securities exchange, the fair market value of the Common Stock on such date as determined by the Board.

6. Director Options.

(a) Initial Grant. Upon the commencement of service on the Board by any individual who is not then an employee of the Company or any subsidiary of the Company, the Company shall grant to such person a Nonstatutory Stock Option to purchase 20,000 shares of Common Stock (subject to adjustment under Section 10).

(b) Annual Grant.

(1) Board Service. On the date of each annual meeting of stockholders of the Company, the Company shall grant to each member of the Board who is both serving as a director of the Company immediately prior to and immediately following such annual meeting and who is not then an employee of the Company or any of its subsidiaries, a Nonstatutory Stock Option to purchase 5,000 shares of Common Stock (subject to adjustment under Section 10); provided, however, that a director shall not be eligible to receive an option grant under this Section 6(b)(1) until such director has served on the Board for at least twelve months.

(2) Committee Service. In addition to any grant made pursuant to Section 6(b)(1) above, on the date of each annual meeting of stockholders of the Company, the Company shall grant to each member of the Board who (A) is serving as a director of the Company immediately prior to and immediately following such annual meeting, (B) is not then an employee of the Company or any of its subsidiaries and (C) served as a member of a Committee of the Board during the preceding year, a Nonstatutory Stock Option to purchase (x) 2,000 shares of Common Stock (subject to adjustment under Section 10) if such director served as chairperson of such Committee or (y) 1,000 shares of Common Stock (subject to adjustment under Section 10) if such director did not serve as chairperson of such Committee; provided, however, that a director shall not be eligible to receive an option grant under this Section 6(b)(2) until such director has served on the Board for at least twelve months.

(3) Lead Director. In addition to any grant made pursuant to Sections 6(b)(1) and 6(b)(2) above, on the date of each annual meeting of stockholders of the Company, the Company shall grant to the member of the Board who is both serving as the “Lead Director” of the Company immediately prior to and immediately following such annual meeting and who is not then an employee of the Company or any of its subsidiaries, a Nonstatutory Stock Option to purchase 2,000 shares of Common Stock (subject to adjustment under Section 10); provided, however, that a director shall not be eligible to receive an option grant under this Section 6(b)(3) until such director has served on the Board for at least twelve months.

(c) Terms of Director Options. Options granted under this Section 6 shall (i) have an exercise price equal to the Fair Market Value of the Common Stock on such date, (ii) vest in full on the six-month anniversary of the date of grant provided that (a) the individual is serving on the Board on such date, (b) no additional vesting shall take place after the Participant ceases to serve as a director and (c) the Board may provide for accelerated vesting in the case of death, disability, change in control, attainment of mandatory retirement age or retirement following at least 10 years of service, (iii) expire on the earlier of 10 years from the date of grant or one year following cessation of service on the Board and (iv) contain such other terms and conditions as the Board shall determine.

(d) Board Discretion. The Board retains the specific authority to from time to time increase or decrease the number of shares subject to Options granted under this Section 6, subject to the limitation on the aggregate number of shares issuable to non-employee directors contained in Section 4(b)(3). The Board also retains the specific authority to issue SARs, Restricted Stock Awards or Other Stock-Based Awards in lieu of some or all of the Options otherwise issuable under this Section 6, subject to the limitation of the aggregate number of shares issuable to non-employee directors contained in Section 4(b)(3).

7. Stock Appreciation Rights.

(a) General. The Board may grant Awards consisting of a SAR entitling the holder, upon exercise, to receive an amount of Common Stock or cash or a combination thereof (such form to be determined by the Board) determined in whole or in part by reference to appreciation, from and after the date of grant, in the fair market value of a share of Common Stock over the exercise price established pursuant to Section 7(c). SARs may be based solely on appreciation in the fair market value of Common Stock or on a comparison of such appreciation with some other measure of market growth such as (but not limited to) appreciation in a recognized market index. The date as of which such appreciation or other measure is determined shall be the exercise date unless another date is specified by the Board in the SAR Award.

(b) Grants. SARs may be granted in tandem with, or independently of, Options granted under the Plan.

(1) Tandem Awards. When SARs are expressly granted in tandem with Options, (i) the SAR will be exercisable only at such time or times, and to the extent, that the related Option is exercisable (except to the extent designated by the Board in connection with a Reorganization Event) and will be exercisable in accordance with the procedure required for exercise of the related Option; (ii) the SAR will terminate and no longer be exercisable upon the termination or exercise of the related Option, except to the extent designated by the Board in connection with a Reorganization Event and except that a SAR granted with respect to less than the full number of shares covered by an Option will not be reduced until the number of shares as to which the related Option has been exercised or has terminated exceeds the number of shares not covered by the SAR; (iii) the Option will terminate and no longer be exercisable upon the exercise of the related SAR; and (iv) the SAR will be transferable only with the related Option.

(2) Independent SARs. A SAR not expressly granted in tandem with an Option will become exercisable at such time or times, and on such conditions, as the Board may specify in the SAR Award.

(c) Exercise Price. The Board shall establish the exercise price of each SAR and specify it in the applicable SAR agreement. The exercise price shall not be less than 100% of the Fair Market Value on the date the SAR is granted; provided that if the Board approves the grant of a SAR with an exercise price to be determined on a future date, the exercise price shall be not less than 100% of the Fair Market Value on such future date.

(d) Duration of SARs. Each SAR shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable SAR agreement; provided, however, that no SAR will be granted with a term in excess of 10 years.

(e) Exercise of SARs. SARs may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board, together with any other documents required by the Board.

(f) Limitation on Repricing. Unless such action is approved by the Company’s stockholders: (1) no outstanding SAR granted under the Plan may be amended to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding SAR (other than adjustments pursuant to Section 10), and (2) the Board may not cancel any outstanding SAR (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan covering the same or a different number of shares of Common Stock and having an exercise price per share lower than the then-current exercise price per share of the cancelled SAR.

8. Restricted Stock; Restricted Stock Units.

(a) General. The Board may grant Awards entitling recipients to acquire shares of Common Stock (“Restricted Stock”), subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award. Instead of granting Awards for Restricted Stock, the Board may grant Awards entitling the recipient to receive shares of Common Stock or cash to be delivered at the time such Award vests (“Restricted Stock Units”) (Restricted Stock and Restricted Stock Units are each referred to herein as a “Restricted Stock Award”).

(b) Terms and Conditions for All Restricted Stock Awards. The Board shall determine the terms and conditions of a Restricted Stock Award, including the conditions for vesting and repurchase (or forfeiture) and the issue price, if any. Restricted Stock Awards that vest solely based on the passage of time shall be zero percent vested prior to the first anniversary of the date of grant, no more than one-third vested prior to the second anniversary of the date of grant, and no more than two-thirds vested prior to the third anniversary of the date of grant. Restricted Stock Awards that do not vest solely based on the passage of time shall not vest prior to the first anniversary of the date of grant. The two foregoing sentences shall not apply to (1) Awards made to non-employee directors pursuant to Section 6, (2) Awards granted pursuant to Section 11(i) or (3) Restricted Stock Awards and Other Stock-Based Awards granted, in the aggregate, for up to 50% of the maximum number of authorized shares as set forth in Section 4(a)(1). Notwithstanding any other provision of this Plan (other than Section 11(i), if applicable), the Board may, in its discretion, either at the time a Restricted Stock Award is made or at any time thereafter, waive its right to repurchase shares of Common Stock (or waive the forfeiture thereof) or remove or modify any part or all of the restrictions applicable to the Restricted Stock Award, provided that the Board may only exercise such rights in extraordinary circumstances which shall include, without limitation, death or disability of the Participant; estate planning needs of the Participant; a merger, consolidation, sale, reorganization, recapitalization, or change in control of the Company; or any other nonrecurring significant event affecting the Company, a Participant or the Plan.

(c) Additional Provisions Relating to Restricted Stock.

(1) Dividends. Participants holding shares of Restricted Stock will be entitled to all ordinary cash dividends paid with respect to such shares, unless otherwise provided by the Board. Unless otherwise provided by the Board, if any dividends or distributions are paid in shares, or consist of a dividend or distribution to holders of Common Stock other than an ordinary cash dividend, the shares, cash or other property will be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Stock with respect to which they were paid. Each dividend payment will be made no later than the end of the calendar year in which the dividends are paid to shareholders of that class of stock or, if later, the 15th day of the third month following the date the dividends are paid to shareholders of that class of stock.

(2) Stock Certificates. The Company may require that any stock certificates issued in respect of shares of Restricted Stock shall be deposited in escrow by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant’s death (the “Designated Beneficiary”). In the absence of an effective designation by a Participant, “Designated Beneficiary” shall mean the Participant’s estate.

(d) Additional Provisions Relating to Restricted Stock Units.

(1) Settlement. Upon the vesting of and/or lapsing of any other restrictions (i.e., settlement) with respect to each Restricted Stock Unit, the Participant shall be entitled to receive from the Company one share of Common Stock or an amount of cash equal to the fair market value of one share of Common Stock as determined by (or in a manner approved by) the Board, as provided in the applicable Award agreement. The Board may, in its discretion, provide that settlement of Restricted Stock Units shall be deferred, on a mandatory basis or at the election of the Participant.

(2) Voting Rights. A Participant shall have no voting rights with respect to any Restricted Stock Units.

(3) Dividend Equivalents. To the extent provided by the Board, in its sole discretion, a grant of Restricted Stock Units may provide Participants with the right to receive an amount equal to any dividends or other distributions declared and paid on an equal number of outstanding shares of Common Stock (“Dividend Equivalents”). Dividend Equivalents may be paid currently or credited to an account for the Participants, may be settled in cash and/or shares of Common Stock and may be subject to the same restrictions on transfer and forfeitability as the Restricted Stock Units with respect to which paid, as determined by the Board in its sole discretion, subject in each case to such terms and conditions as the Board shall establish, in each case to be set forth in the applicable Award agreement.

9. Other Stock-Based Awards.

(a) General. Other Awards of shares of Common Stock, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock or other property, may be granted hereunder to Participants (“Other Stock-Based-Awards”), including without limitation Awards entitling recipients to receive shares of Common Stock to be delivered in the future. Such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock-Based Awards may be paid in shares of Common Stock or cash, as the Board shall determine.

(b) Terms and Conditions. Subject to the provisions of the Plan, the Board shall determine the terms and conditions of each Other Stock-Based Award, including any purchase price applicable thereto.

10. Adjustments for Changes in Common Stock and Certain Other Events.

(a) Changes in Capitalization. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of Common Stock other than an ordinary cash dividend, (i) the number and class of securities available under this Plan, (ii) the sub-limits and share counting rules set forth in Sections 4(a), 4(b) and 8(b), (iii) the number and class of securities and exercise price per share of each outstanding Option and each Option issuable under Sections 5 and 6, (iv) the share- and per-share provisions and the exercise price of each SAR, (v) the number of shares subject to and the repurchase price per share subject to each outstanding Restricted Stock Award and (vi) the share- and per-share-related provisions and the purchase price, if any, of each outstanding Other Stock-Based Award, shall be equitably adjusted by the Company (or substituted Awards may be made, if applicable) in the manner determined by the Board. Without limiting the generality of the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to an outstanding Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

(b) Reorganization Events.

(1) Definition. A “Reorganization Event” shall mean: (a) any merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or is cancelled, (b) any exchange of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange transaction or (c) any liquidation or dissolution of the Company.

(2) Consequences of a Reorganization Event on Awards Other than Restricted Stock Awards. In connection with a Reorganization Event, the Board may take any one or more of the following actions as to all or any (or any portion of) outstanding Awards other than Restricted Stock Awards on such terms as the Board determines: (i) provide that Awards shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to a Participant, provide that the Participant’s unexercised Options or other unexercised Awards will terminate immediately prior to the consummation of such Reorganization Event unless exercised by the Participant within a specified period following the date of such notice, (iii) provide that outstanding Awards shall become exercisable, realizable, or deliverable, or restrictions applicable to an Award shall lapse, in whole or in part prior to or upon such Reorganization Event, (iv) in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share surrendered in the Reorganization Event (the “Acquisition Price”), make or provide for a cash payment to a Participant equal to the excess, if any, of (A) the Acquisition Price times the number of shares of Common Stock subject to the Participant’s Options or other Awards (to the extent the exercise price does not exceed the Acquisition Price) over (B) the aggregate exercise price of all such outstanding Options or other Awards and any applicable tax withholdings, in exchange for the termination of such Options or other Awards, (v) provide that, in connection with a liquidation or dissolution of the Company, Awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise price thereof and any applicable tax withholdings) and (vi) any combination of the foregoing. In taking any of the actions permitted under this Section 10(b), the Board shall not be obligated by the Plan to treat all Awards, or all Awards of the same type, identically.

For purposes of clause (i) above, an Option shall be considered assumed if, following consummation of the Reorganization Event, the Option confers the right to purchase, for each share of Common Stock subject to the Option immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of Options to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) equivalent in value (as determined by the Board) to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.

(3) Consequences of a Reorganization Event on Restricted Stock Awards. Upon the occurrence of a Reorganization Event other than a liquidation or dissolution of the Company, the repurchase and other rights of the Company under each outstanding Restricted Stock Award shall inure to the benefit of the Company’s successor and shall, unless the Board determines otherwise, apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to the Common Stock subject to such Restricted Stock Award. Upon the occurrence of a Reorganization Event involving the liquidation or dissolution of the Company, except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Stock Award or any other agreement between a Participant and the Company, all restrictions and conditions on all Restricted Stock Awards then outstanding shall automatically be deemed terminated or satisfied.

11. General Provisions Applicable to Awards

(a) Transferability of Awards. Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an Incentive Stock Option, pursuant to a qualified domestic relations order, and, during the life of the Participant, shall be exercisable only by the Participant; provided, however, that the Board may permit or provide in an Award for the gratuitous transfer of the Award by the Participant to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the Participant and/or an immediate family member thereof if, with respect to such proposed transferee, the Company would be eligible to use a Form S-8 for the registration of the sale of the Common Stock subject to such Award under the Securities Act of 1933, as amended; provided, further, that the Company shall not be required to recognize any such transfer until such time as the Participant and such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument in form and substance satisfactory to the Company confirming that such transferee shall be bound by all of the terms and conditions of the Award. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

(b) Documentation. Each Award shall be evidenced in such form (written, electronic or otherwise) as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

(c) Board Discretion. Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

(d) Termination of Status. The Board shall determine the effect on an Award of the disability, death, termination of employment, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant’s legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award.

(e) Withholding. The Participant must satisfy all applicable federal, state, and local or other income and employment tax withholding obligations before the Company will deliver stock certificates or otherwise recognize ownership of Common Stock under an Award. The Company may decide to satisfy the withholding obligations through additional withholding on salary or wages. If the Company elects not to or cannot withhold from other compensation, the Participant must pay the Company the full amount, if any, required for withholding or have a broker tender to the Company cash equal to the withholding obligations. Payment of withholding obligations is due before the Company will issue any shares on exercise or release from forfeiture of an Award or, if the Company so requires, at the same time as is payment of the exercise price unless the Company determines otherwise. If provided for in an Award or approved by the Board in its sole discretion, a Participant may satisfy such tax obligations in whole or in part by delivery of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their fair market value as determined by (or in a manner approved by) the Board; provided, however, except as otherwise provided by the Board, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income). Shares surrendered to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

(f) Amendment of Award. Except as otherwise provided in Section 5(g) with respect to repricings, Section 8(b) with respect to the vesting of Restricted Stock Awards or Section 11(i) with respect to Performance Awards, the Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option. The Participant’s consent to such action shall be required unless (i) the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant’s rights under the Plan or (ii) the change is permitted under Section 10 hereof.

(g) Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

(h) Acceleration. Except as otherwise provided in Section 8(b) or 11(i), the Board may at any time provide that any Award shall become immediately exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

(i) Performance Awards.

(1) Grants. Restricted Stock Awards and Other Stock-Based Awards under the Plan may be made subject to the achievement of performance goals pursuant to this Section 11(i) (“Performance Awards”), subject to the limit in Section 4(b)(1) on shares covered by such grants. Subject to Section 11(i)(4), no Performance Awards shall vest prior to the first anniversary of the date of grant.

(2) Committee. Grants of Performance Awards to any Covered Employee intended to qualify as “performance-based compensation” under Section 162(m) (“Performance-Based Compensation”) shall be made only by a Committee (or subcommittee of a Committee) comprised solely of two or more directors eligible to serve on a committee making Awards qualifying as “performance-based compensation” under Section 162(m). In the case of such Awards granted to Covered Employees, references to the Board or to a Committee shall be deemed to be references to such Committee or subcommittee. “Covered Employee” shall mean any person who is, or who the Committee, in its discretion, determines may be, a “covered employee” under Section 162(m)(3) of the Code.

(3) Performance Measures. For any Award that is intended to qualify as Performance-Based Compensation, the Committee shall specify that the degree of granting, vesting and/or payout shall be subject to the achievement of one or more objective performance measures established by the Committee, which shall be based on the relative or absolute attainment of specified levels of one or any combination of the following: (a) net income, (b) earnings before or after discontinued operations, interest, taxes, depreciation and/or amortization, (c) operating profit before or after discontinued operations and/or taxes, (d) sales, (e) sales growth, (f) earnings growth, (g) cash flow or cash position, (h) gross margins, (i) stock price, (j) market share, (k) return on sales, assets, equity or investment, (l) improvement of financial ratings, (m) achievement of balance sheet or income statement objectives, (n) total stockholder return or (o) success related to clinical trials, and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. The Committee may specify that such performance measures shall be adjusted to exclude any one or more of (i) extraordinary items, (ii) gains or losses on the dispositions of discontinued operations, (iii) the cumulative effects of changes in accounting principles, (iv) the writedown of any asset, and (v) charges for restructuring and rationalization programs. Such performance measures: (i) may vary by Participant and may be different for different Awards; (ii) may be particular to a Participant or the department, branch, line of business, subsidiary or other unit in which the Participant works and may cover such period as may be specified by the Committee; and (iii) shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m). Awards that are not intended to qualify as Performance-Based Compensation may be based on these or such other performance measures as the Board may determine.

(4) Adjustments. Notwithstanding any provision of the Plan, with respect to any Performance Award that is intended to qualify as Performance-Based Compensation, the Committee may adjust downwards, but not upwards, the cash or number of Shares payable pursuant to such Award, and the Committee may not waive the achievement of the applicable performance measures except in the case of the death or disability of the Participant or a change in control of the Company.

(5) Other. The Committee shall have the power to impose such other restrictions on Performance Awards as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for Performance-Based Compensation.

12. Miscellaneous

(a) No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

(b) No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares.

(c) Effective Date and Term of Plan. The Plan shall become effective on the date the Plan is approved by the Company’s stockholders (the “Effective Date”). No Awards shall be granted under the Plan after the expiration of 10 years from the Effective Date, but Awards previously granted may extend beyond that date.

(d) Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time provided that (i) to the extent required by Section 162(m), no Award granted to a Participant that is intended to comply with Section 162(m) after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Award, unless and until such amendment shall have been approved by the Company’s stockholders if required by Section 162(m) (including the vote required under Section 162(m)); (ii) no amendment that would require stockholder approval under the rules of the NASDAQ Stock Market (“NASDAQ”) may be made effective unless and until such amendment shall have been approved by the Company’s stockholders; and (iii) if the NASDAQ amends its corporate governance rules so that such rules no longer require stockholder approval of “material amendments” to equity compensation plans, then, from and after the effective date of such amendment to the NASDAQ rules, no amendment to the Plan (A) materially increasing the number of shares authorized under the Plan (other than pursuant to Section 4(c) or 10), (B) expanding the types of Awards that may be granted under the Plan, or (C) materially expanding the class of participants eligible to participate in the Plan shall be effective unless stockholder approval is obtained. In addition, if at any time the approval of the Company’s stockholders is required as to any other modification or amendment under Section 422 of the Code or any successor provision with respect to Incentive Stock Options, the Board may not effect such modification or amendment without such approval. Unless otherwise specified in the amendment, any amendment to the Plan adopted in accordance with this Section 12(d) shall apply to, and be binding on the holders of, all Awards outstanding under the Plan at the time the amendment is adopted, provided the Board determines that such amendment does not materially and adversely affect the rights of Participants under the Plan. No Award shall be made that is conditioned upon stockholder approval of any amendment to the Plan.

(e) Provisions for Foreign Participants. The Board may modify Awards or Options granted to Participants who are foreign nationals or employed outside the United States or establish subplans or procedures under the Plan to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

(f) Compliance with Code Section 409A. No Award shall provide for deferral of compensation that does not comply with Section 409A of the Code, unless the Board, at the time of grant, specifically provides that the Award is not intended to comply with Section 409A of the Code. The Company shall have no liability to a Participant, or any other party, if an Award that is intended to be exempt from, or compliant with, Section 409A is not so exempt or compliant or for any action taken by the Board.

(g) Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, excluding choice-of-law principles of the law of such state that would require the application of the laws of a jurisdiction other than such state.

NMT MEDICAL, INC.

ANNUAL MEETING OF STOCKHOLDERS—JUNE 21, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints John E. Ahern and Richard E. Davis, and each of them, with power of substitution and revocation, as Proxies to represent and vote as designated hereon all the shares of stock of NMT MEDICAL, INC. (the “Company”) which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held at the Flagship Ballroom at the Seaport Hotel, One Seaport Lane, Boston, Massachusetts 02210, on Thursday, June 21, 2007 at 1:00 p.m., Boston, Massachusetts time, and at any adjournment thereof.

UNLESS VOTING YOUR SHARES OVER THE INTERNET OR BY TELEPHONE, PLEASE FILL IN, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE.

(Continued and to be signed on the reverse side)

COMMENTS:

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PROXY VOTING INSTRUCTIONS

MAIL—Date, sign and mail your proxy card in the envelope provided as soon as possible.

-OR -

TELEPHONE—Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

-OR -

INTERNET—Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.

You may enter your voting instructions at 1-800-PROXIES or www.voteproxy.com up until 11:59 P.M. Eastern Time the day before the cut-off or meeting date.

ANNUAL MEETING OF STOCKHOLDERS

NMT MEDICAL, INC.

June 21, 2007

Please date, sign and mail your

proxy card back as soon as possible.

Please detach and mail in the envelope provided

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES AND FOR PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE. ☒

PROPOSAL 1—Election of Directors:

NOMINEES
☐ FOR ALL NOMINEES	O John E. Ahern
☐ WITHHOLD AUTHORITY FOR ALL NOMINEES	O Cheryl L. Clarkson
☐ FOR ALL EXCEPT (See instructions below)	O Daniel F. Hanley, M.D
O James E. Lock, M.D
O Francis J. Martin
O Harry A. Schult

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

	FOR	AGAINST	ABSTAIN
PROPOSAL 2—
To approve the Company’s 2007 Stock Incentive Plan	☐	☐	☐

	FOR	AGAINST	ABSTAIN
PROPOSAL 3—
To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007.	☐	☐	☐

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AND FOR PROPOSALS 2 and 3. TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.    ☐

Signature of Stockholder                                               Date:              Signature of Stockholder                                           Date:

Note:	Please sign exactly as your name appears on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.